UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

31 December

2018

Nuveen Equity Funds

Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Global Infrastructure Fund	FGIAX	FGNCX	FGNRX	FGIWX	FGIYX
Nuveen Global Real Estate Securities Fund	NGJAX	NGJCX	—	NGJFX	NGJIX
Nuveen Real Asset Income Fund	NRIAX	NRICX	—	NRIFX	NRIIX
Nuveen Real Estate Securities Fund	FREAX	FRLCX	FRSSX	FREGX	FARCX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Table

of Contents

Chairman’s Letter to Shareholders

Dear Shareholders,

The global economy seemed to reach a turning point in 2018. Growth was peaking in the U.S. and slowing elsewhere. Deregulation and tax law changes, which lowered corporate and individual tax rates and encouraged companies to repatriate overseas profits, helped boost U.S. economic growth and amplify corporate earnings during 2018. Meanwhile, a weakening housing market and a flattening yield curve in the U.S. and disappointing economic growth across Europe, China and Japan signaled caution. As the year developed, future corporate profit growth was looking less certain than at the start of the year. Adding to the uncertainty were the removal of U.S. central bank monetary stimulus, rising interest rates, a stronger U.S. dollar, trade negotiations and unpredictable politics, including Brexit and a prolonged U.S. government shutdown. Bearish sentiment intensified at the end of 2018, pressuring stocks, corporate bonds and commodities alike.

Although downside risks have been rising, the likelihood of a near-term recession remains low. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late-cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in change, but no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy as well as Brexit uncertainty, but underlying strengths in European economies, including low unemployment that drives domestic demand, remain supportive of a mild expansion. In a slower growth environment, there are opportunities for investors who seek them more selectively.

We expect volatility and challenging conditions to persist in 2019 but also think there is potential for upside. You can prepare your investment portfolio by working with your financial advisor to review your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

February 22, 2018

Portfolio Managers’ Comments

Nuveen Global Infrastructure Fund

Nuveen Global Real Estate Securities Fund

Nuveen Real Asset Income Fund

Nuveen Real Estate Securities Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen LLC. For the Nuveen Global Infrastructure Fund, Jay L. Rosenberg has been a portfolio manager since its inception in 2007 and Tryg T. Sarsland has been a portfolio manager since 2012. For the Nuveen Global Real Estate Securities Fund, Jay L. Rosenberg has been a portfolio manager since its inception in 2018, along with Scott C. Sedlak. For the Nuveen Real Asset Income Fund, both Jay L. Rosenberg and Jeffrey T. Schmitz, CFA, have been portfolio managers since the Fund’s inception in 2011. Brenda A. Langenfeld, CFA, and Tryg T. Sarsland were added as portfolio managers in 2015. Jeff Schmitz retired from Nuveen Asset Management on December 31, 2018. For the Nuveen Real Estate Securities Fund, Jay L. Rosenberg has served as a portfolio manager since he joined the Fund’s management team in 2005, while Scott C. Sedlak and Sarah Wade joined the team as portfolio managers in 2011 and 2017, respectively. Effective January 2, 2019 (subsequent to the close of this reporting period), Benjamin T. Kerl was added as a portfolio manager to the Nuveen Global Real Estate Securities Fund.

Effective January 2, 2019 (subsequent to the close of this reporting period), Jean Lin, CFA, a co-portfolio manager for the TIAA-CREF High Yield Fund and a member of the firm’s Leveraged Finance Team, joined Rosenberg, Langenfeld and Sarsland as a portfolio manager on the Nuveen Real Asset Income Fund.

Effective August 21, 2018, the Nuveen Global Infrastructure Fund and the Nuveen Global Real Estate Securities Fund have a primary benchmark change and the Nuveen Real Asset Income Fund has a secondary benchmark change. The benchmark changes reflect a change from the gross total return (“TR”) version of the Fund’s index to the net total return (“NR”) of the same index. The current total return methodology assumes full reinvestment of dividends the Funds earn on non-U.S. equities with no tax withheld. The proposed net return methodology withholds taxes on foreign dividends according to rates set by each foreign country. The proposed changes better reflect the actual foreign dividend withholding taxes incurred by the Funds, which impacts Fund performance.

Effective January 26, 2018, the Nuveen Fund Board approved an investment policy change for the Nuveen Real Asset Income Fund that allows investment of up to 5% in real assets-related senior loans.

On the following pages, the portfolio management teams for the Funds discuss the economy and financial markets, key investment strategies and the Funds’ performance for the twelve-month reporting period ended December 31, 2018.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended December 31, 2018?

The U.S. economy accelerated in this reporting period, with gross domestic product (GDP) growth reaching 4.2% (annualized) in the second quarter of 2018, the fastest pace since 2014, then receding to a still relatively robust 3.4% annualized rate in the third quarter of 2018, according to the Bureau of Economic Analysis “third” estimate. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. The boost in economic activity during the second quarter of 2018 was attributed to robust spending by consumers, businesses and the government, as well as a temporary increase in exports, as farmers rushed soybean shipments ahead of China’s retaliatory tariffs. While consumer and government spending continued to drive economic growth in the third quarter, the export contribution declined as expected and both business spending and housing investment weakened. The government’s fourth quarter 2018 GDP growth estimate was not yet available due to the partial government shutdown from late December 2018 to late January 2019.

Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.9% in December 2018 from 4.1% in December 2017 and job gains averaged around 219,000 per month for the past twelve months. The jobs market has continued to tighten, while average hourly earnings grew at an annualized rate of 3.2% in December 2018. The Consumer Price Index (CPI) increased 1.9% over the twelve-month reporting period ended December 31, 2018 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics.

Low mortgage rates and low inventory drove home prices higher during this recovery cycle. But the price momentum slowed in recent months as mortgage rates began to drift higher and homes have become less affordable. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 5.2% year-over-year in November 2018 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 4.3% and 4.7%, respectively.

With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Federal Reserve’s (Fed) policy making committee continued to incrementally raise its main benchmark interest rate. The most recent increase, in December 2018, was the fourth rate hike in 2018 and the ninth rate hike since December 2015. Fed Chair Janet Yellen’s term expired in February 2018, and the new Chairman Jerome Powell maintained the Fed’s gradual pace of interest rate hikes. However, amid signs that economic growth might have peaked, the markets’ unease about the future pace of monetary tightening, along with other factors, drove sharp volatility in the final months of 2018. Additionally, the Fed continued reducing its balance sheet by allowing a small amount of maturing Treasury and mortgage securities to roll off each month without reinvestment.

During the twelve-month reporting period, geopolitical news remained a prominent market driver. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war, although there have been some positive developments. In July 2018, the U.S. and the European Union announced they would refrain from further tariffs while they negotiate trade terms, and in October 2018, the U.S., Mexico and Canada agreed to a new trade deal to replace the North American Free Trade Agreement. At the November 2018 G-20 summit, the U.S. and China agreed to a 90-day trade truce, although the details were murky. Brexit negotiations continued to be uncertain and Prime Minister Theresa May faced significant difficulty getting a plan approved in Parliament. Elsewhere in Europe, markets remained nervous about Italy’s new euroskeptic coalition government, immigration policy and political risk in Turkey. The U.S. Treasury issued additional sanctions on Russia in April 2018 and re-imposed sanctions on Iran following the U.S. withdrawal from the 2015 nuclear agreement. Bearish crude oil supply news, along with heightened tensions between the U.S. and Saudi Arabia after the disappearance of a Saudi journalist, drove oil price volatility. On the Korean peninsula, the leaders of South Korea and North Korea met during April 2018 and jointly announced a commitment toward peace, while the U.S.-North Korea summit yielded an agreement with few additional details. In the final week of the reporting period, the U.S. government began a prolonged partial shutdown due to an impasse on border security funding (which ended in late January, subsequent to the close of the reporting period, when a temporary funding measure was passed).

The sell-off accelerated in December 2018 with the bellwether S&P 500® recording its lowest monthly return since 1931 and ending the reporting period with its worst annual return in a decade of -4.38%. Indeed, all major U.S. stock market indexes dropped sharply and ended the reporting period in the red. Earlier in the reporting period, U.S. investors favored small-cap stocks over larger-cap stocks, likely believing that these companies would benefit more from tax reform, are better insulated from the rising U.S. dollar because most of their earnings are domestic and may have less exposure to tariff-related issues. However, this segment was harder hit during the market correction at the end of the reporting period leading small caps to underperform larger companies for the period as a whole, as measured by the -11.01% return for the Russell 2000® Index. Growth-oriented stocks led value stocks through the end of September 2018 before selling off more sharply at the end of the reporting period. That said, the segment’s earlier outperformance helped growth stocks maintain their lead for the reporting period as a whole. For example, in the large-cap segment, the Russell 1000® Growth Index only lost -1.51% versus the -8.27% return of the Russell 1000® Value Index. Meanwhile, geopolitical issues in Europe, trade war concerns and signs of an economic slowdown overseas weighed heavily on developed markets outside the U.S. As a result, these markets produced much lower returns, falling -13.79% as measured by the MSCI EAFE Index. The beleaguered emerging markets also finished the reporting period in the red. Angst surrounding the U.S. trade war with China, the stronger dollar, higher U.S. interest rates and elevated political cycle turmoil in emerging market (EM) countries were several of the factors that pressured this segment throughout the reporting period and led EM stocks to sell off sharply in the final weeks. The MSCI Emerging Markets Index produced a -14.58% return in U.S. dollar terms.

Nuveen Global Infrastructure Fund

How did the Fund perform during the twelve-month period ended December 31, 2018?

The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund for the one-year, five-year, ten-year and/or since inception periods ended December 31, 2018. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the new primary benchmark, the S&P Global Infrastructure Index NR (Net Return), the S&P Global Infrastructure Index TR (Total Return) and the Lipper classification average during the twelve-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks to provide long-term growth of capital and income by investing primarily in equity securities issued by U.S. and non-U.S. companies that typically derive the majority of their value from owned or operated infrastructure assets. During the reporting period, our strategy for managing the Fund remained consistent as we focused on buying global infrastructure companies that own and operate long life assets that have visible cash flows, strong balance sheets, manageable amounts of leverage and inelastic demand characteristics. We believe these types of companies will have ongoing access to capital and the best chances for producing sustainable and growing cash flow. The Fund is structured using a number of core infrastructure companies that we believe should provide long-term outperformance versus the market, combined with more opportunistic holdings that we believe are undervalued by the market in the short term. We have exposure around the globe to a mixture of holdings that represent significant value, as well as positions in companies that may prove to be more stable in a slowly growing global economy.

During the reporting period, the global infrastructure sector experienced weakness with the segment returning -10.37% as measured by the S&P Global Infrastructure Index NR, underperforming domestic equities (S&P 500®) by nearly 6%. The segment also fell short of global equities, as measured by the MSCI All Country World Index, which returned -9.42%. After a strong year for global infrastructure in 2017, the sector lost its momentum for much of 2018. Defensive categories such as infrastructure remained out of favor for the first nine months of 2018 as investors clamored for higher earnings growth amidst the backdrop of higher interest rates. The long-dated nature of many of the contracts and concession agreements that govern infrastructure company revenues makes their cash flow streams more visible, which provides defensive characteristics relative to broader equities. However, this same factor also makes infrastructure companies more sensitive to interest rate increases. Therefore, as rates rose somewhat quickly in the first part of the reporting period, stock prices within the infrastructure group were under pressure. In the final months of the reporting period, however, defensive categories like infrastructure returned to favor as markets digested potentially slowing economic growth, downward earnings revisions, and substantial trade and geopolitical risks, while investors clamored for more stable earnings amidst the backdrop of a “risk-off” environment.

Portfolio Managers’ Comments (continued)

Within the benchmark index, electric utilities and rail holdings were the only sectors that posted positive, albeit modest absolute returns for the reporting period. Electric utilities, a more stable and highly regulated area within infrastructure, performed the best among all of the sectors within the infrastructure benchmark, particularly during the market sell-off. Although rising interest rates often pose headwinds to lower growth/higher dividend yield sectors such as electric utilities, the lower volatility characteristics of their businesses helped the group. The rail sector performed well because the segment had stronger underlying fundamentals and was more tied to an improving economy, which helped offset the impact of rising rates.

The weakest areas within the index were the diversified infrastructure, ports and midstream energy sectors. The diversified infrastructure sector fell almost 40% mainly due to issues surrounding Macquarie Infrastructure Corporation, discussed in more detail below. Macquarie Infrastructure was the only benchmark constituent in the diversified infrastructure sector until partway through the reporting period, when Chinese company Shenzhen International Holdings Limited was added. Ports, especially Chinese ports, struggled under the escalating rhetoric concerning the trade war between the U.S. and China. The sector was down nearly 25% in the index. Master limited partnerships (MLPs) and pipelines alike were adversely impacted by negative sentiment in the energy industry largely stemming falling crude oil prices, which could result in lower growth in the future for the segment. Broadly, MLPs in the Alerian MLP Index retreated more than 12% while C-corp pipelines experienced a 16% fall.

Specifically as it related to the Fund, outperformance was driven by the airport, diversified infrastructure, port and pipeline sectors. As a partial offset, the Fund experienced weakness from the electric utilities and water utilities sectors.

Airports contributed the most to relative performance, mainly due to our security selection and underweight position in this poorly performing sector. The sector was down more than 16% within the index during the reporting period. The main culprit weighing on the sector in the index was British aircraft services firm BBA Aviation PLC. Shares traded off fairly substantially after the company reported lower operating margins in the first half of 2018 due to weaker-than-expected growth in U.S. business and the overall aviation market. We did not own BBA Aviation in our portfolio because a very large portion of its business is tied to the highly cyclical aircraft fueling industry, which we don’t believe is a good fit for the Fund’s strategy. Also, performance benefited from our underweight position in all three publicly traded Mexican airport groups. We opted to underweight these names due to uncertainty regarding the renegotiation of NAFTA, which could have impacted freight volumes and throughputs, along with political rhetoric during the most recent election where the leftist candidate Andrés Manuel López Obrador intimated discontent about the privatized airport model. These concerns, combined with reservations about the Mexican peso’s strength relative to the U.S. dollar, led us to maintain an underweight position. Following the election, Mexican airport stocks rebounded for a short time until October 2018 when new president AMLO, as he’s referred to, lived up to his negative campaign rhetoric and held a referendum on whether or not to continue construction on the new $13 billion Mexico City airport project that was already in progress. Even though only about 1% of the population cast a vote, AMLO declared that he would stand by the results, which were in favor of cancelling the project. This caused shares of all Mexican airport companies to falter and potentially casts a pall on private Mexican investment in general. The move was seen as hostile to the private sector and raises concerns about the health of the Mexican democracy. Additionally, the Fund benefited from no exposure to Chinese airport operator Beijing Capital International Airport Co. Ltd.

Security selection in the diversified infrastructure sector was also a significant contributor to the Fund’s performance. As noted above, this sector within our benchmark was down almost 40% during the reporting period, primarily driven by the largest benchmark constituent, Macquarie Infrastructure Corporation. While Macquarie Infrastructure is classified as a diversified infrastructure company, its largest business is oil and gas storage. We typically prefer to gain access to these types of companies through more “pure-play” pipeline and MLP companies, rather than owning this name. Therefore, our portfolio had a significant underweight position in the stock. Macquarie’s new CEO, Christopher Frost, took over the company reigns just before the reporting period began. In February 2018, he held a detrimental earnings call where he guided 2018 cash flow lower by 8-10% and announced a dividend cut of approximately 28%, causing a significant drop in Macquarie Infrastructure’s shares. As a result, the Fund’s underweight in the name was responsible for nearly all of the outperformance in the diversified infrastructure sector.

Stock selection within ports also contributed to the Fund’s relative outperformance during the reporting period. We positioned the Fund with underweight positions in all three Chinese seaport index constituents, including Hutchison Port Holdings Trust, China Merchants Port Holdings Co., Ltd. and COSCO SHIPPING Ports Limited, which resulted in most of its relative outperformance for the group. Shares of these companies suffered sharp sell-offs due to the escalating trade war rhetoric between the U.S. and China. The

Trump Administration placed tariffs on aluminum and steel imports, and then followed later in the reporting period with tariffs on hundreds of other Chinese goods. The potential reduction in demand, which would lead to a slowdown in overall trade, weighed heavily on Chinese port stocks.

The pipeline sector also contributed favorably to the Fund’s relative performance during the reporting period, mainly due to our lack of exposure to Brazilian storage and distribution company Ultrapar Participacoes S.A. The company’s shares dropped sharply due to ongoing higher inflation in Brazil, U.S. dollar strength, and most importantly, an investigation into three of the country’s biggest fuel distribution companies over price fixing allegations. Also, more broadly speaking, our underweight position in C-corp pipeline companies relative to the benchmark benefited performance as the reporting period progressed. While valuations appeared reasonably attractive in the pipeline sector, investor demand remained muted and a sharp drop in the price of crude oil later in the reporting period caused some downward pressure on the companies in the space.

The Fund’s relative results were hampered by our underweight to electric utilities, the largest sector by weight in our benchmark. Although we shifted our portfolio to its highest weighting in the electric utilities sector in several years, it still remained underweight primarily for two reasons. First, we prefer to be more diversified than the benchmark across all the potential investment areas within infrastructure. Second, we are uncomfortable investing in several electric utilities companies in the benchmark with business models that make them somewhat commodity price sensitive. In particular, the Fund’s results were hurt by no exposure to Exelon Corporation and Public Service Enterprise Group Inc. and underweight positions in CLP Holdings Limited, Enel SpA, DTE Energy Company and Southern Company. Given the performance strength of the electric utilities group versus most other areas, our underweight was the largest drag on the Fund’s performance.

Water utilities also detracted modestly from relative performance, mainly due to our out-of-benchmark position in China Everbright International Limited and our overweight position in Beijing Enterprises Water Group. Generally speaking, Chinese equities experienced a significant pullback amidst the escalating trade tensions between China and the U.S. Also, U.S. dollar strength broadly weighed on emerging markets. The Chinese government continues to provide significant support for environmental service companies like China Everbright that operate water, waste-to-energy and biomass energy facilities. Beijing Enterprises Water experienced a significant drop in its share price primarily due to a Fiscal Year 2017 earnings miss and subsequent downward reduction in earnings growth rate guidance for 2018. One of the biggest reasons for investors’ concern and the company’s guidance revision was the recent scrutiny of Public-Private Partnership (PPP) activity in China. The Chinese government ordered a thorough review of all PPP projects and their funding schemes throughout the country. Unfortunately, Beijing Enterprises Water had recently tilted its business significantly toward the PPP model. Although the company maintained a healthy project backlog and comfortable funding position following an equity issuance, we sold our position because Beijing Enterprises’ medium and long-term strategy remains uncertain as it awaits details surrounding the PPP rules and funding guidelines.

Toward the end of the reporting period, we began to shift the Fund’s positioning. Earlier in the reporting period, we favored areas that disproportionately benefit from ongoing economic growth trends, versus more defensive and interest rate sensitive sectors within infrastructure, due to ongoing economic growth, fiscal stimulus and the likelihood of higher interest rates. In the final months, we took the opportunity to reduce the Fund’s overall beta, or market sensitivity, and add to areas where our conviction in company earnings was highest and to companies whose business models are less correlated to the global economic cycle. Generally speaking, we began to focus more heavily on mitigating downside risk given how late it appears to be in the business cycle and how much downside volatility we saw in global equity markets late in 2018. While we did not completely abandon higher growth areas within infrastructure, we did modestly decrease exposure, which essentially provided the funds to rebalance the portfolio by adding back to some of the more defensive sectors.

We have begun to favor higher exposure to more defensive areas like utilities given potential deceleration in global growth and earnings. That, combined with more dovish comments made recently from the Fed, may also indicate less upward pressure on interest rates in 2019 relative to 2018, making slower growth, higher dividend paying companies potentially more attractive. We believe these companies could hold up better in more volatile equity markets. Given the U.S. implementation of hundreds of billions of dollars in tariffs on trade with China, we are watching for any signs of fundamental deterioration in the areas that would be most negatively impacted by a trade war such as the seaport, airport, toll road and freight rail areas.

Portfolio Managers’ Comments (continued)

Geographically, we continued to keep the portfolio well diversified. At the end of the reporting period, the Fund had broad exposure to well over 20 different countries. We prefer to spread our holdings out over many geographies and regulatory jurisdictions to mitigate risk.

Nuveen Global Real Estate Securities Fund

How did the Fund perform during the abbreviated reporting period from the Fund’s commencement of operations on March 20, 2018 through December 31, 2018?

The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund for the abbreviated since inception period ended December 31, 2018. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the FTSE EPRA/Nareit Developed Index TR (Total Return) and the new benchmark FTSE EPRA/Nareit Developed Index NR (Net Return), but outperformed its Lipper classification Average during the abbreviated since inception reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks long-term capital appreciation with a secondary objective to provide current income. The Fund invests in income-producing equities of companies engaged in the real estate industry. Applying a fundamentally based, relative value process, the investment team diversifies across geographies and sectors of listed global commercial real estate by investing at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in common stocks, preferred securities and other equity securities issued by U.S. and non-U.S. companies in the real estate industry, including real estate investment trusts (REITs) and similar REIT-like entities. REITs are types of real estate companies that pool investors’ funds for investment in real estate or in real estate related loans or other interests. REITs in the U.S. are generally not taxed on income distributed to shareholders so long as they meet certain requirements of the Internal Revenue Code. Foreign REITs and REIT-like entities are organized outside of the U.S. and generally have operations and receive tax treatment in their respective countries similar to that of U.S. REITs, though some countries may have REIT-like structures that are significantly different from U.S. REITs or may not have adopted a REIT-like structure at all. Equity securities in which the Fund may invest may be of any market capitalization, including small- and mid-capitalization companies.

The Fund may invest at least 40% of its net assets in securities of non-U.S. issuers and, in any case, will invest at least 30% of its net assets in such issuers. The Fund will invest in securities of issuers in at least three different countries and may invest up to 25% of its total assets in securities of emerging market issuers.

The Fund may utilize derivatives, including options, futures contracts, options on futures contracts, and forward foreign currency exchange contracts. The Fund may use these derivatives to manage market or business risk, enhance the Fund’s return, or hedge against adverse movements in currency exchange rates.

During the abbreviated reporting period, the underweight diversified infrastructure sector and an underweight to the mall sector were the top contributors to the Fund’s relative performance, while health care REITs and net lease detracted from results. By country, the Fund’s exposures to the U.K. and Australia added value overall, while a slight underweight to U.S. investments generally detracted.

The Fund’s leading contribution during the abbreviated reporting period came from favorable stock selection and an underweight position in the poorly performing mall sector. The Fund maintained a significant underweight to malls, largely the result of ongoing negative secular trends affecting brick-and-mortar retail due to the growth of ecommerce and the resulting concerns about oversupply and continued retail store closures. Additionally, in light of a potential economic slowdown, many of the mall companies displayed substantially more downside volatility given their direct ties to the individual consumer. Several of the larger constituents in the benchmark were down more than 20% during the reporting period. The Fund’s positive attribution was spread throughout the group given the underweights we maintained in most of the index constituents.

In the diversified infrastructure sector, the Fund benefited from both security selection and an underweight position in this sector. Specifically, the favorable impact from the sector was primarily the result of underweights to Brookfield Property REIT and the large

U.K.-domiciled diversified infrastructure companies. Brookfield Property Partners finalized its previously announced acquisition of General Growth Properties, the nation’s second largest regional mall owner. In connection with the deal, the company created a new U.S. REIT, Brookfield Property REIT. We had previously owned General Growth Properties as a pure-play mall company in our portfolio, but opted not to wait to convert to the Brookfield Property REIT shares due to differences in the underlying businesses and assets. This proved beneficial because Brookfield Property’s shares sold off fairly significantly after completion of the transaction with some of the weakness coming from technical pressure as the newly formed REIT was given a smaller weighting in several REIT indices. The U.K. underweight was the result of elevated political risk due to uncertainty surrounding Brexit. The environment there put significant downside pressure on U.K.-based stocks and our underweight contributed significantly to the outperformance within the diversified infrastructure sector.

Conversely, the Fund underperformed in the health care REIT sector mainly because of our underweight allocation to the group as a whole. The sector faced a mix of fundamental issues such as lower year-over-year senior housing earnings growth, tenant concerns in skilled nursing, slower external growth in medical office, and a fear of rising interest rates, which more adversely impacts this longer duration sector. That said, our portfolio’s underweight was primarily based on some ongoing challenges in the senior housing and skilled nursing areas. During the reporting period, however, any investor concerns around occupancy and profitability were overshadowed during the late 2018 market sell-off by demand for the defensive characteristics that health care REITs typically exhibit. As a result, the Fund’s underweight positioning detracted from both relative and absolute returns as the health care REIT segment posted a positive total return during the reporting period.

Finally, our underweight position in the net lease sector detracted from relative returns. We positioned the Fund with an underweight because of many of the companies’ exposures to retail-oriented businesses and the longer-term leases that are usually prevalent in the group. However, the long-duration nature of the leases in the sector became a benefit during the reporting period and especially in the fourth quarter 2018 when investors sought out companies with more certain cash flows. The net lease sector posted positive overall returns when most other sectors and broader equities were down for the reporting period.

Toward the end of the reporting period, we added modestly to the Fund’s U.S. real estate exposure, but ended the reporting period still slightly underweight relative to the benchmark. We added most significantly to Japanese exposure because these companies demonstrated superior defensive characteristics throughout the difficult fourth quarter 2018. This brought the Fund’s weight in Japan back to relatively neutral versus the index. We added to German opportunities during the country’s market weakness, while reducing the portfolio’s overall weight to Australia.

By sector, the industrial area remained the Fund’s largest overweight. We continued to favor the sector because of the positive trends of ecommerce retailing that are driving demand for space, in addition to relatively well-contained supply, positive property price appreciation and net operating income growth. Likewise, positive supply and demand trends within data centers and cell phone towers also drove the Fund’s second largest overweight in the technology infrastructure sector. In the cell tower area, global tower densification continues on the back of individual and corporate demands for more data. Meanwhile, the data center industry continued to benefit from demand for space to house servers to support several themes including cloud computing, big data and web-based enterprise technology solutions. The Fund’s largest underweight was in retail malls, mostly resulting from the ongoing disruption caused by ecommerce trends.

Nuveen Real Asset Income Fund

How did the Fund perform during the twelve-month period ended December 31, 2018?

The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund for the one-year, five-year and since inception periods ended December 31, 2018. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the new Real Asset Income Blend benchmark and the Lipper classification average, but underperformed the old Real Asset Income Blend benchmark and the Bloomberg Barclays U.S. Corporate High Yield Bond Index during the twelve-month reporting period.

Portfolio Managers’ Comments (continued)

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks a high level of current income with a secondary objective of capital appreciation by investing in a global portfolio of infrastructure and commercial real estate related securities (i.e. real assets) across the capital structure. These securities include a combination of infrastructure and real estate common stock, infrastructure and real estate preferred stock, and infrastructure and real estate related debt. Our goal is to combine these securities into a portfolio that provides investors with an attractive level of income and dampens levels of risk versus the broader equity market. We continued to select securities using an investment process that screens for companies and assets across the real assets market that provide higher yields. From the group of securities providing significant yields, we focus on owning those companies and securities with the highest total return potential in the Fund. Our process places a premium on finding securities whose revenues come from tangible assets with long-term concessions, contracts or leases and are therefore capable of producing steady, predictable and recurring cash flows. The Fund’s management team employs a bottom-up, fundamental approach to security selection and portfolio construction. We look for stable companies that demonstrate consistent and growing cash flow, strong balance sheets and histories of being good stewards of shareholder capital. Also earlier in the reporting period, the Fund invested in long and short U.S. Treasury future contracts to hedge against interest rate risk within the high yield bond portfolio. We closed out this position before the end of the reporting period.

During the reporting period, none of the five of the “real asset” categories represented in the Real Asset Income Blend benchmark produced positive absolute returns. While all of the sectors were in the red, the high yield segment declined the least among the five categories. That said, the sector was not immune to credit spread volatility caused by fluctuating Treasury rates, trade war tensions and questions regarding the length of the credit cycle. Spreads versus Treasuries ended the reporting period 200 basis points wider than where they started. The high yield segment also experienced large investor outflows, accelerating into the end of the reporting period, which drove prices lower despite the positive technical of limited issuance. Nonetheless, credit fundamentals remained solid. Balance sheet leverage and coverage metrics remained consistent with mid-cycle expansion and corporate earnings continued to validate strong fundamentals, even as earnings growth rates moderated. Although some of the interest rate pressure subsided toward the end of 2018, the high yield sector still posted a -2.08% return as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index TR over the reporting period.

Real estate investment trust (REIT) stocks experienced some significant volatility during the reporting period, but managed to outperform broader equity markets. After remaining fairly flat throughout 2017, the 10-year Treasury rate was pressured upward for much of the reporting period. This caused a correction in REIT prices early on as investors sought higher growth and less rate-sensitive investments to defend against the effects of higher interest rates in the U.S. However, as the reporting period progressed, the REIT sector made up some of its previously lost ground, particularly during the sharp market sell-off in the final quarter of 2018. Investors rewarded the steadier earnings of real estate equities, at least in relative terms, in the late-year 2018 “risk-off” environment as markets digested potentially slowing economic growth, downward earnings revisions, and substantial trade and geopolitical risks. The public commercial real estate sector ended the reporting period with a -5.63% return as measured by the FTSE EPRA/Nareit Developed Index NR, outperforming the broader global equity markets, which returned -8.71% as measured by the MSCI World Index. REITs also significantly outpaced global infrastructure common shares, which were the worst-performing sector within our custom benchmark during the reporting period as measured by the -10.37% return for the S&P Global Infrastructure Index. After a strong year for global infrastructure in 2017, the sector lost its momentum in 2018. The segment, which is even more defensive than real estate, remained out of favor for much of 2018 for many of the same reasons that plagued real estate, but also outperformed the broader equity market in the “risk-off” environment toward the end of the reporting period.

Similar variables weighed on the performance of preferred securities through much of the reporting period, including rising interest rates, nagging geopolitical headlines, increasingly tense trade war rhetoric between the U.S. and China, and wider spreads across most credit sectors within fixed income. The two preferred indexes within the Fund’s Custom Blended Benchmark finished the reporting period down fairly significantly with the Wells Fargo Hybrid & Preferred Securities REIT Index returning -7.34% and the Bloomberg Barclays Global Capital Securities Index falling by -5.93% for the reporting period.

We attempt to add value versus the Real Asset Income Blend benchmark in two ways: by re-allocating money among five main security types when we see pockets of value at differing times and, more importantly, through individual security selection. During the reporting period, the Fund’s global infrastructure common equity, REIT common equity and high yield segments produced favorable results relative to the benchmark. The two preferred segments within the portfolio, infrastructure preferred and REIT preferred, detracted from relative results.

Global infrastructure equity was the leading contributor to the Fund’s performance versus the blended benchmark. Our positioning within energy infrastructure, especially midstream pipeline companies, as well as our underweight in the airport sector were responsible for the majority of the outperformance. As noted above, defensive equities such as real estate and infrastructure were both under pressure at the beginning of the reporting period due to rising interest rates in the U.S., while energy shares also generally underperformed. The pipeline sector within the S&P Global Infrastructure Index was down as investors preferred to allocate capital elsewhere. While our underweight to the group added value as a result of the difficult absolute returns in the space, our security selection contributed much more in terms of relative outperformance. As volatility increased in the global marketplace and fundamentals across and within sectors diverged, security selection became more important. Within pipelines, the Fund’s weighted average return was strongly positive. The Fund also held almost no exposure to airports, a sector that represents nearly 5% of our benchmark and fell more than 16% in the index. Airports, which have a higher sensitivity to the global economic cycle than many other areas of infrastructure investment, were caught up in the general equity market sell-off. Our portfolio tends to underweight airports because these securities typically don’t offer much in terms of yield.

The real estate common equity segment also contributed to the Fund’s relative returns versus the blended benchmark, mostly due to strong security selection within the group. One of the portfolio’s largest overweights, health care REITs, added the most value. The group provides a substantial set of companies with dividend yields that qualify for portfolio inclusion based on the primary objective of providing investors with income. Investment opportunities within the health care REIT area are also largely limited to the U.S., which helped both in absolute and relative terms given the strength of U.S. real estate over non-U.S. during the reporting period. The companies in the portfolio with skilled nursing assets performed especially well because they were given a boost when a more favorable reimbursement system was announced with better-than-expected rates for fiscal 2019. Another contribution came from the Fund’s overweight and selection within the industrial real estate area. Across the globe, the industrial area benefited from strong underlying fundamentals resulting from the secular tailwinds from ecommerce demand. As demand for industrial space to facilitate home delivery of goods purchased online continued to outpace existing supply in most markets throughout the world, cap rates continued to decline as property values showed strength during the reporting period. Merger and acquisition activity in the segment also provided share price support. As a result of the underlying fundamental strength, industrial companies held up much better than most property groups during the difficult period, producing positive returns.

In the debt portion of our portfolio, an overweight position and security selection in the defensive electric utility sector were the primary drivers of relative outperformance in the segment. Investors sought the safety of more consistent earnings streams during the market downturn later in the reporting period across all parts of the capital structure. Within this particular category, the Fund’s holdings were collectively up more than 7% while the high yield universe as measured by our representative index was down by more than 2%.

The infrastructure preferred area hindered performance primarily because of the Fund’s overweight to pipelines and electric utilities. These types of securities, which include fixed-to-floating rate, fixed-to-fixed rate and convertible preferreds, are more commonly found in electric utilities and pipelines, contributing to some of the Fund’s overweight positioning in the sectors. However, late in the reporting period, these securities detracted because interest rates reversed course and moved lower toward the end of the reporting period. Also, these types of issues came under technical pressure because of outflows from exchange-traded funds (ETFs) that invest in these structures, and a relative value trade as investors shifted from variable-rate securities into securities with higher yields. In addition, widening credit spreads, especially within the midstream space, put pressure on prices.

The REIT preferred equity segment was a modest detractor to the Fund’s relative results versus its benchmark. The majority of underperformance came from not owning several of the benchmark constituents that outperformed the securities the Fund did own. Additionally, an underweight position in the self-storage area negatively impacted relative returns for 2018. We were concerned about significant amounts of new supply in the self-storage market potentially impacting pricing and causing slowing earnings in the space throughout 2018. However, the defensive characteristics of this sub-property type quelled those concerns and the group outperformed most others during the reporting period.

Portfolio Managers’ Comments (continued)

We continued to actively manage the Fund’s allocations among the five investment categories to reflect what we believed to be the best opportunities in our investment universe. At the beginning of 2018, we began shifting the portfolio’s weights in response to stronger U.S. economic growth, fiscal stimulus and the likelihood of higher interest rates. At that time, we began emphasizing several themes in the Fund, including a broad underweight to equities, an underweight to more interest rate sensitive fixed rate REIT preferreds, and a preference for infrastructure preferreds with security structures that possess somewhat lower rate sensitivity. We maintained this positioning throughout 2018, and in fact further decreased the Fund’s equity weighting in the final months of the reporting period by reducing our overweight in real estate equities and decreasing infrastructure equity exposure.

The Fund’s fixed income exposure was relatively neutral versus the benchmark during the reporting period. However, the composition of the debt portfolio remained higher in quality relative to historic ranges as we continue to find more value in higher-quality issues relative to the benchmark. We continued to find opportunities to invest in a number of attractive bonds with stable cash flows and minimal exposure to volatile commodity prices. We maintained a geographic representation in the debt portfolio that is similar to the equity and preferred categories. And similar to the preferred segment, utilities and pipeline infrastructure holdings remained the largest sectors in the debt portion of the portfolio at the end of the reporting period.

For a portion of the reporting period, the Fund also held long and short U.S. Treasury futures contracts to hedge against potential increases in interest rates. The contracts had a positive effect on the Fund’s performance during the reporting period.

Nuveen Real Estate Securities Fund

How did the Fund perform during the twelve-month period ended December 31, 2018?

The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund for the one-year, five-year, ten-year and/or since inception periods ended December 31, 2018. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the MSCI U.S. REIT Index, but outperformed the Lipper classification average during the twelve-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks to provide above average income potential and long-term capital appreciation by investing in income producing common stocks of publicly traded companies engaged in the real estate industry. During the reporting period, we continued to implement the Fund’s strategy of investing on a relative value basis with a focus on individual stocks rather than economic or market cycles. We also continued to invest the Fund in a fairly sector neutral manner (with a couple of notable exceptions within the industrial, office, health care and net lease sectors) with a goal of providing a well-diversified portfolio of public real estate stocks to our shareholders. A sector neutral approach reduces the impact of any one property type on performance. Additionally, we continued to invest in a broader universe of stocks than our benchmark index to access more dynamic parts of the commercial real estate cycle.

During the reporting period, the public commercial real estate sector returned -4.57% (MSCI U.S. REIT Index), which was fairly close to the overall broader equity market return of -4.38%, as measured by the S&P 500®. However, these return numbers mask a significant shift that took place in market leadership during the reporting period. During the first nine months of the reporting period, the public commercial real estate sector significantly underperformed the broader equity market. The catalyst for real estate investment trust (REITs) underperformance was the increase in 10-year U.S. Treasury rates that began shortly after the beginning of 2018 after remaining mostly flat throughout 2017. The 10-year Treasury yield rose from 2.44% to as high as 3.24% at one point, which kept sustained pressure on REITs as investors sought higher growth and less rate-sensitive investments to defend against the effects of higher interest rates in the U.S. The tide turned abruptly in the fourth quarter of 2018 as the real estate segment significantly outperformed U.S. equities, although it did so in a down market. During the substantial stock market sell-off witnessed during the fourth quarter of 2018, the relatively stable cash flows from the lease structures of REITs provided the defensive characteristics that investors favored, leading the segment to outperform. REITs also likely benefited from a late-year decline in U.S. interest rates as they are typically a little more sensitive to rate movements than equities in general. Commercial real estate made up a lot of ground, which essentially brought the segment’s returns back in line with the broader equity market for the full year. Occupancy remained high in most real estate sectors and ongoing economic strength and job growth kept pricing power in the hands of landlords, who continued to raise rents as previously signed leases expired. While prices recovered significantly later in the reporting period, some REITs still traded at discounts to underlying NAV at the end of the reporting period.

Specifically as it related to the Fund, relative performance was favorable in the diversified infrastructure, technology infrastructure and manufactured homes sectors. On the other hand, the Fund experienced weakness from the health care REIT, hotel REIT and net lease sectors.

The diversified infrastructure sector was the leading contributor to the Fund’s relative returns, driven almost exclusively by our lack of exposure to two large index constituents, Colony Capital Inc. (formerly called Colony NorthStar until June 25, 2018) and Brookfield Property REIT Inc. Although diversified infrastructure is a small overall weight within the benchmark, the sector was by far its worst performer, falling almost 24% during the reporting period. Colony Capital suffered a significant share price decline after announcing 2017 fourth-quarter earnings. The company cut its quarterly dividend by 59% and acknowledged ongoing weakness in its health care and hospitality segments, which may likely result in a business shift to other areas. Colony Capital also faced a class action lawsuit that claimed the company misrepresented actual earnings in its March 2018 release. Also during the reporting period, Brookfield Property Partners finalized its previously announced acquisition of General Growth Properties, the nation’s second largest regional mall owner. In connection with the deal, the company created a new U.S. REIT, Brookfield Property REIT. We had previously owned General Growth Properties as a pure-play mall company in our portfolio, but opted not to wait to convert to the Brookfield Property REIT shares due to differences in the underlying businesses and assets. This proved beneficial because Brookfield Property’s shares sold off fairly significantly after completion of the transaction with some of the weakness coming from technical pressure as the newly formed REIT was given a smaller weighting in several REIT indexes.

Another leading area of contribution during the reporting period resulted from favorable stock selection in the technology infrastructure group. The index has significant exposure to data centers, but it does not include cell phone tower companies, while we include those companies in our investable universe. During the reporting period, our underweight position in Equinix Inc. was a positive contributor. Many investors favored Equinix for its higher growth profile. While we believed the company would continue to exhibit healthy growth, expectations were lowered slightly during the reporting period, which likely contributed to some of the stock’s underperformance. Also, the Fund’s out-of-index positions in American Tower Corporation and SBA Communications Corporation aided results. Both companies bucked fourth-quarter’s sell-off trend and posted positive absolute returns for the full 2018 calendar year, while the benchmark’s data center companies were down more than 14% over the same period. Tower companies typically demonstrate more defensive characteristics, while the ongoing secular trends remained in their favor. Additionally, the earnings outlook for these companies remained relatively strong due to the likelihood of backlogs in tower construction that are slated for completion in 2019. Together these factors led to significant outperformance for our holdings in absolute terms and allowed for the Fund’s relative outperformance versus the benchmark within technology infrastructure.

The outperformance in the manufactured housing segment resulted from the Fund’s overweight positions in Sun Communities Inc. and Equity LifeStyle Properties Inc. These names posted strong advances during the reporting period as most other REITs edged lower. The manufactured housing sector continued to exhibit some of the strongest fundamentals with little new supply and high occupancy levels, as well as stronger earnings growth potential. External growth is the biggest challenge in the space given the scarcity of assets and the relative difficulty of ground-up development. But fortunately for listed REITs, their cost of capital has been driven significantly lower over the past several years; therefore, they have become more active in expansion investment activity.

The leading detractor to the Fund’s performance relative to its benchmark came from the health care REIT sector, due to both stock selection issues and our underweight allocation to the group. The sector faced a mix of fundamental issues such as lower year-over-year senior housing earnings growth, tenant concerns in skilled nursing, slower external growth in medical office, and a fear of rising interest rates, which more adversely impacts this longer duration sector. Our portfolio’s underweight was primarily based on some ongoing challenges in the senior housing and skilled nursing areas. During the reporting period, however, companies with exposure to skilled nursing got a boost when a more favorable reimbursement system was announced with better-than-expected rates for 2019. Specifically, the Fund was hurt by its underweight position in Welltower, Inc. and lack of exposure to Omega Healthcare Investors, Inc. Welltower is a large benchmark holding that made an investment in a skilled nursing portfolio during the reporting period. The Fund had an underweight to Welltower because of its core senior housing business, which has pressure on it due to

Portfolio Managers’ Comments (continued)

concerns about short-term oversupply. However, the market appeared to reward Welltower for its investment because it will be accretive to earnings growth. Omega Healthcare is focused on skilled nursing and was helped by reimbursement ruling. More broadly speaking at the sector level, any investor concerns around occupancy and profitability were overshadowed during the late-year market sell-off by demand for the defensive characteristics that health care REITs typically exhibit. As a result, the Fund’s underweight positioning detracted from both relative and absolute returns as the health care REIT segment posted a positive total return during the reporting period.

The hotel REIT sector also detracted from the Fund’s relative performance, primarily as a result of our overweight position in Summit Hotel Properties Inc. Hotels are the most economically sensitive sector within real estate and often demonstrate less interest rate sensitivity than many other property types because revenues aren’t subject to long-term leases, given that hotels can price rooms daily. The segment sold off much more sharply during 2018 fourth quarter’s backdrop of equity market uncertainty and potentially slower economic growth. However, specific to Summit Hotel, the company’s underperformance was largely due to less-than-inspiring fundamentals, but was also likely the result of higher leverage versus some of its peers. We remain comfortable with Summit’s overall balance sheet position because management has executed on some asset sales, but the market seemingly wanted to see more deleveraging. Additionally, tougher comparisons weighed on Summit a little more than its peers because the company’s earnings growth has moderated versus the previous year’s strong rates. Summit’s operating margins have not been as strong during 2018 because of higher expense growth (true for all hotel REITs); however, the company’s margins remain above average and give us reason to remain positive on the shares.

Finally, our underweight position in the net lease sector detracted from relative returns. We positioned the Fund with an underweight because of many of the companies’ exposures to retail-oriented businesses and the longer-term leases that are usually prevalent in the group. However, the long-duration nature of the leases in the sector became a benefit during the reporting period and especially in the fourth quarter 2018 when investors sought out companies with more certain cash flows. The net lease sector posted positive overall returns when most other sectors and broader equities were down for the reporting period.

In terms of changes during the reporting period, we maintained our biases to large cap over small cap and high quality over lower quality, which were reflected in our core/high-conviction names, especially within the mall sector. In the final months of the reporting period, market dynamics reversed from earlier in the reporting period when investors had placed a premium on earnings growth over yield, especially given higher expected interest rates. The final quarter of 2018 may have marked a period of transition where stable earnings began to matter more in an environment of elevated market volatility. Therefore, we added to areas that display more defensive characteristics, have a higher certainty of cash flow and have less linkage to the global economic cycle. The net lease, self-storage, multi-family and health care REIT sectors were the primary areas where we added exposure. We used proceeds from a reduction in the office REIT sector as a source of funds for this rebalance.

Risk Considerations and Dividend Information

Risk Considerations

Nuveen Global Infrastructure Fund

Mutual fund investing involves risk; principal loss is possible. Concentration in infrastructure-related securities involves sector risk and concentration risk, particularly greater exposure to adverse economic, regulatory, political, legal, liquidity, and tax risks associated with master limited partnerships (MLPs) and real estate investment trusts (REITS). Foreign investments involve additional risks including currency fluctuations and economic and political instability. These risks are magnified in emerging markets. Common stocks are subject to market risk or the risk of decline. Small- and mid-cap stocks are subject to greater price volatility. The use of derivatives involves substantial financial risks and transaction costs. The Fund’s potential investment in other investment companies means shareholders bear their proportionate share of fund expenses and indirectly, the expenses of other investment companies. Fund investments in exchange trade funds (ETFs) may involve tracking error. Preferred securities may involve greater credit risk than other debt instruments.

Nuveen Global Real Estate Securities Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. The real estate industry is greatly affected by economic downturns or by changes in real estate values, rents, property taxes, interest rates, tax treatment, regulations, or the legal structure of the REIT. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as active management, derivatives, preferred security, and, small and mid-cap risks, are described in detail in the Fund’s prospectus.

Nuveen Real Asset Income Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund are subject to market risk, call risk, derivatives risk, other investment companies risk, common stock risk, and tax risks associated with master limited partnerships (MLPs). Concentration in specific sectors may involve greater risk and volatility than more diversified investments: real estate sector involves the risk of exposure to economic downturns and changes in real estate values, rents, property taxes, interest rates and tax laws; infrastructure-related securities may involve greater exposure to adverse economic, regulatory, political, legal, and other changes affecting such securities. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity, and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small- and mid-cap companies are subject to greater volatility. In addition, the Fund will bear its proportionate share of any fees and expenses paid by the exchange trade funds (ETFs) in which it invests.

Debt or fixed income securities such as those held by the Fund are subject to market risk, credit risk, interest rate risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Real Estate Securities Fund

Mutual fund investing involves risk; principal loss is possible. Common stocks and REITs such as those held in the Fund involve market risk, concentration risk, sector risk, and non-diversification risk. The real estate industry is greatly affected by economic downturns that may persist as well as changes in property values, taxes, and regulatory developments. Foreign investments involve additional risks including currency fluctuations, and economic or political instability. These risks are magnified in emerging markets. The use of derivatives involves substantial financial risks and transaction costs. Small cap stocks may experience more volatility than large cap stocks.

Risk Considerations and Dividend Information (continued)

Dividend Information

Regular dividends are declared and distributed annually for Nuveen Global Infrastructure Fund, declared daily and distributed monthly for Nuveen Real Asset Income Fund and declared and distributed quarterly for Nuveen Global Real Estate Securities Fund and Nuveen Real Estate Securities Fund. To permit a Fund to maintain a more stable dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income it actually earned during the period.

In certain instances, a portion of each Fund’s distributions may be paid from sources or comprised of elements other than ordinary income, including capital gains and/or a return of capital. This is generally due to the fact that the tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably real estate investment trust (REIT) securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security typically reports the tax character of its distributions only once per year, generally during the first two months of the following calendar year. The full amount of the distributions received from such securities is included in the Fund’s ordinary income during the course of the year until such time the Fund is notified by the issuer of the actual tax character. To the extent that at the time of a particular distribution the Fund estimates that a portion of that distribution is attributable to a source or sources other than ordinary income, the Fund would send shareholders a notice to that effect. The final determination of the sources and tax character of all distributions for the fiscal year is made after the end of the fiscal year.

Additional Dividend Information for Nuveen Global Real Estate Securities Fund, Nuveen Real Asset Income Fund and Nuveen Real Estate Securities Fund

Nuveen Global Real Estate Securities Fund, Nuveen Real Asset Income Fund and Nuveen Real Estate Securities Fund seek to pay regular dividends at a rate that reflects the cash flow received from each Fund’s investments in portfolio securities. Fund distributions are not intended to include expected portfolio appreciation; however, the Funds invest in securities that make payments which ultimately may be fully or partially characterized for tax purposes by the securities’ issuers as gains or return of capital. While the reported sources of distributions may include capital gains and/or return of capital for tax purposes, the Funds intend to distribute only the net cash flow received as opposed to a distribution rate based on long-term total return. This tax treatment will generally “flow through” to the Funds’ distributions, but the specific tax treatment is often not known with certainty until after the end of the Funds’ tax year. As a result, certain portions of the regular distributions by Nuveen Real Asset Income Fund and Nuveen Real Estate Securities Fund throughout the year were later re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital, as set forth in each Fund’s table below. Nuveen Global Real Estate Securities Fund did not have any such distribution re-characterizations.

Nuveen Real Asset Income Fund – Data as of December 31, 2018

Calendar Year 2018
		Percentage of the Distribution			Per Share Amounts
Share Class	Ticker Symbol	Net Investment Income	Realized Gains	Return of Capital	Distributions	Net Investment Income	Realized Gains	Return of Capital
Class A	NRIAX	89.8%	0.0%	10.2%	$1.1880	$1.0667	$0.0000	$0.1213
Class C	NRICX	88.0%	0.0%	12.0%	$1.0120	$0.8907	$0.0000	$0.1213
Class R6	NRIFX	90.3%	0.0%	9.7%	$1.2540	$1.1327	$0.0000	$0.1213
Class I	NRIIX	90.3%	0.0%	9.7%	$1.2480	$1.1267	$0.0000	$0.1213

Nuveen Real Estate Securities Fund – Data as of December 31, 2018(1)

Calendar Year 2018
		Percentage of the Distribution			Per Share Amounts
Share Class	Ticker Symbol	Net Investment Income	Realized Gains	Return of Capital	Distributions	Net Investment Income	Realized Gains	Return of Capital
Class A	FREAX	31.1%	68.9%	0.0%	$1.0778	$0.3357	$0.7421	$0.0000
Class C	FRLCX	19.7%	80.3%	0.0%	$0.9237	$0.1816	$0.7421	$0.0000
Class R3	FRSSX	28.4%	71.6%	0.0%	$1.0358	$0.2937	$0.7421	$0.0000
Class R6	FREGX	34.9%	65.1%	0.0%	$1.1393	$0.3972	$0.7421	$0.0000
Class I	FARCX	34.6%	65.4%	0.0%	$1.1343	$0.3922	$0.7421	$0.0000

(1)	The Fund owns REIT securities which attribute their distributions to various sources, including net investment income, gains and return of capital.

The amount and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about each Fund’s distributions and the basis for these estimates are available on www.nuveen.com.

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Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)

Nuveen Global Infrastructure Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2018

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(7.88)%	4.69%	9.44%
Class A Shares at maximum Offering Price	(13.20)%	3.46%	8.79%
S&P Global Infrastructure Index TR (old benchmark)	(9.50)%	4.10%	7.58%
S&P Global Infrastructure Index NR (new benchmark)	(10.37)%	3.21%	6.63%
Lipper Global Infrastructure Funds Classification Average	(8.73)%	3.31%	8.37%

Class C Shares	(8.60)%	3.91%	8.64%
Class R3 Shares	(8.14)%	4.43%	9.12%
Class I Shares	(7.67)%	4.95%	9.71%

		Average Annual
		1-Year	Since Inception
Class R6 Shares		(7.56)%	2.06%

Since inception return for Class R6 Shares is from 6/30/16. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.42%	2.17%	1.67%	1.02%	1.17%
Net Expense Ratios	1.22%	1.97%	1.47%	0.80%	0.97%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.

Growth of an Assumed $10,000 Investment as of December 31, 2018 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)

Nuveen Global Real Estate Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Cumulative Total Returns as of December 31, 2018

Cumulative
Since Inception
Class A Shares at NAV	(1.21)%
Class A Shares at maximum Offering Price	(6.89)%
FTSE EPRA/NAREIT Developed Index TR (old benchmark)	(0.14)%
FTSE EPRA/NAREIT Developed Index NR (new benchmark)	(0.94)%
Lipper Global Real Estate Funds Classification Average	(2.59)%

Class C Shares	(1.77)%
Class R6 Shares	(0.97)%
Class I Shares	(1.03)%

Since inception returns are from 3/20/18. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.74%	2.49%	1.43%	1.49%
Net Expense Ratios	1.34%	2.09%	1.03%	1.09%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2021 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.09% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Growth of an Assumed $10,000 Investment as of December 31, 2018 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)

Nuveen Real Asset Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2018

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	(6.38)%	5.14%	7.08%
Class A Shares at maximum Offering Price	(11.76)%	3.90%	6.21%
Bloomberg Barclays U.S. Corporate High Yield Bond Index	(2.08)%	3.83%	6.26%
Real Asset Income Blend (old benchmark)	(6.15)%	4.62%	6.90%
Real Asset Income Blend (new benchmark)	(6.59)%	4.17%	6.45%
Lipper Global Flexible Portfolio Funds Classification Average	(7.23)%	2.02%	4.97%

Class C Shares	(7.09)%	4.35%	6.28%
Class I Shares	(6.13)%	5.41%	7.34%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	(6.08)%	2.03%

Since inception returns for Class A Shares, Class C Shares and Class I Shares, and the index and Lipper average, are from 9/13/11; since inception return for Class R6 Shares is from 6/30/16. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Expense Ratios	1.15%	1.90%	0.81%	0.90%

Growth of an Assumed $10,000 Investment as of December 31, 2018 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)

Nuveen Real Estate Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2018

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(5.78)%	7.41%	12.03%
Class A Shares at maximum Offering Price	(11.18)%	6.15%	11.37%
MSCI U.S. REIT Index	(4.57)%	7.80%	12.17%
Lipper Real Estate Funds Classification Average	(6.16)%	6.77%	11.55%

Class C Shares	(6.46)%	6.62%	11.20%
Class R3 Shares	(5.98)%	7.16%	11.76%
Class I Shares	(5.51)%	7.68%	12.31%

	Average Annual
	1-Year	5-Year	Since Inception
Class R6 Shares	(5.39)%	7.86%	4.75%

Since inception return for Class R6 Shares is from 4/30/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.29%	2.04%	1.54%	0.87%	1.04%

Growth of an Assumed $10,000 Investment as of December 31, 2018 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Holding Summaries    as of December 31, 2018

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Global Infrastructure Fund

Fund Allocation

(% of net assets)

Common Stocks	93.6%

Real Estate Investment Trust Common Stocks	3.7%

Investment Companies	0.2%

Repurchase Agreements	2.0%

Other Assets Less Liabilities	0.5%

Net Assets	100%

Top Five Common Stock & Real Estate Investment Trust

Common Stock Holdings

(% of net assets)

Transurban Group	6.0%

NextEra Energy Inc.	4.2%

Enbridge Inc.	3.6%

Waste Connections Inc.	3.2%

Aena SME SA	2.7%

Portfolio Composition

(% of net assets)

Transportation Infrastructure	26.3%

Electric Utilities	20.3%

Oil, Gas & Consumable Fuels	12.8%

Multi-Utilities	10.4%

Construction & Engineering	5.3%

Gas Utilities	4.4%

Other	17.8%

Repurchase Agreements	2.0%

Investment Companies	0.2%

Other Assets Less Liabilities	0.5%

Net Assets	100%

Country Allocation1

(% of net assets)

United States	40.8%

Australia	10.3%

France	8.9%

Spain	7.9%

Canada	7.7%

Italy	6.5%

Japan	3.0%

New Zealand	2.6%

Singapore	2.3%

Mexico	1.4%

Hong Kong	1.3%

Other	6.8%

Other Assets Less Liabilities	0.5%

Net Assets	100%

1	Includes 2.6% (as a percentage of net assets) in emerging market countries.

Nuveen Global Real Estate Securities Fund

Fund Allocation

(% of net assets)

Real Estate Investment Trust Common Stocks	77.8%

Common Stocks	19.7%

Repurchase Agreements	1.8%

Other Assets Less Liabilities	0.7%

Net Assets	100%

Top Five Common Stock & Real Estate Investment Trust

Common Stock Holdings

(% of net assets)

Simon Property Group Inc.	3.5%

Public Storage	2.5%

Prologis Inc.	2.3%

Duke Realty Corp	2.2%

AvalonBay Communities Inc.	2.1%

Portfolio Composition

(% of net assets)

Real Estate Management & Development	16.4%

Residential	13.8%

Retail	13.5%

Office	12.0%

Specialized	10.9%

Industrial	10.0%

Diversified	7.9%

Other	13.0%

Repurchase Agreements	1.8%

Other Assets Less Liabilities	0.7%

Net Assets	100%

Country Allocation1

(% of net assets)

United States	52.6%

Japan	11.4%

Germany	7.5%

Hong Kong	6.2%

Canada	3.5%

United Kingdom	3.5%

Australia	2.8%

Singapore	2.3%

France	2.2%

Sweden	1.4%

Spain	1.2%

Other	4.7%

Other Assets Less Liabilities	0.7%

Net Assets	100%

1	Includes 0.4% (as a percentage of net assets) in emerging market countries.

Holding Summaries as of December 31, 2018 (continued)

Nuveen Real Asset Income Fund

Fund Allocation

(% of net assets)

Real Estate Investment Trust Common Stocks	23.3%

$1,000 Par (or similar) Institutional Preferred	18.9%

Common Stocks	16.2%

$25 Par (or similar) Retail Preferred	16.1%

Corporate Bonds	13.8%

Variable Rate Senior Loan Interests	3.7%

Convertible Preferred Securities	3.6%

Convertible Bonds	0.8%

Investment Companies	0.4%

Sovereign Debt	0.0%

Repurchase Agreements	2.2%

Other Assets Less Liabilities	1.0%

Net Assets	100%

Top Five Common Stock & Real Estate Investment Trust

Common Stock Holdings

(% of net assets)

Ventas Inc.	1.2%

STAG Industrial Inc.	1.0%

Snam SpA	1.0%

Naturgy Energy Group SA	1.0%

Summit Industrial Income REIT	1.0%

Portfolio Composition

(% of net assets)

Electric Utilities	17.2%

Oil, Gas & Consumable Fuels	15.1%

Equity Real Estate Investment Trusts	13.1%

Multi-Utilities	8.1%

Industrial Conglomerates	5.0%

Health Care	4.7%

Retail	4.5%

Real Estate Management & Development	4.4%

Diversified	3.3%

Gas Utilities	2.5%

Other	18.5%

Repurchase Agreements	2.2%

Investment Companies	0.4%

Sovereign Debt	0.0%

Other Assets Less Liabilities	1.0%

Net Assets	100%

Country Allocation1

(% of net assets)

United States	56.9%

Canada	12.8%

Singapore	5.1%

Australia	3.6%

Italy	2.8%

France	2.3%

Hong Kong	2.0%

Germany	1.9%

Spain	1.8%

New Zealand	1.7%

United Kingdom	1.4%

Other	6.7%

Other Assets Less Liabilities	1.0%

Net Assets	100%

1	Includes 3.8% (as a percentage of net assets) in emerging market countries.

Nuveen Real Estate Securities Fund

Fund Allocation

(% of net assets)

Real Estate Investment Trust Common Stocks	98.1%

Money Market Funds	1.9%

Other Assets Less Liabilities	(0.0)%

Net Assets	100%

Portfolio Composition

(% of net assets)

Residential	20.2%

Retail	17.1%

Specialized	16.9%

Office	14.4%

Industrial	11.2%

Health Care	9.5%

Hotels & Resorts	6.1%

Other	2.7%

Money Market Funds	1.9%

Other Assets Less Liabilities	(0.0)%

Net Assets	100%

Top Five Common Stock and Real Estate Investment Trust Common Stock Holdings

(% of net assets)

Simon Property Group Inc.	6.8%

Public Storage	4.9%

Prologis Inc.	4.4%

Duke Realty Corp	4.2%

AvalonBay Communities Inc.	4.1%

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended December 31, 2018.

The beginning of the period is July 1, 2018.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Global Infrastructure Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$943.60	$940.00	$942.30	$945.20	$944.10
Expenses Incurred During the Period	$5.58	$9.63	$7.20	$4.36	$4.75
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.06	$1,015.27	$1,017.80	$1,020.72	$1,020.32
Expenses Incurred During the Period	$6.21	$10.01	$7.48	$4.53	$4.94

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.22%, 1.97%, 1.47%, 0.89%, and 0.97% for Classes A, C, R3, R6, and I respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Global Real Estate Securities Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$949.10	$945.90	$950.80	$950.30
Expenses Incurred During the Period	$6.39	$10.05	$4.92	$5.16
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.65	$1,014.87	$1,020.16	$1,019.91
Expenses Incurred During the Period	$6.61	$10.41	$5.09	$5.35

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.30%, 2.05%, 1.00%, and 1.05% for Classes A, C, R6, and I respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Real Asset Income Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$954.20	$950.50	$956.20	$955.40
Expenses Incurred During the Period	$5.66	$9.34	$3.99	$4.44
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.41	$1,015.63	$1,021.12	$1,020.67
Expenses Incurred During the Period	$5.85	$9.65	$4.13	$4.58

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.90%, 0.81%, and 0.90% for Classes A, C, R6, and I respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Real Estate Securities Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$939.40	$935.70	$938.30	$941.00	$940.30
Expenses Incurred During the Period	$6.06	$9.71	$7.28	$4.31	$4.84
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.95	$1,015.17	$1,017.69	$1,020.77	$1,020.21
Expenses Incurred During the Period	$6.31	$10.11	$7.58	$4.48	$5.04

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.24%, 1.99%, 1.49%, 0.88%, and 0.99% for Classes A, C, R3, R6, and I respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nuveen Investment Funds, Inc., Board of Trustees of Nuveen Investment Trust V and Shareholders of Nuveen Global Infrastructure Fund, Nuveen Global Real Estate Securities Fund, Nuveen Real Asset Income Fund, and Nuveen Real Estate Securities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Global Infrastructure Fund, Nuveen Global Real Estate Securities Fund, Nuveen Real Asset Income Fund, and Nuveen Real Estate Securities Fund (hereafter collectively referred to as the “Funds”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018 (for Nuveen Global Real Estate Securities Fund, for the period March 20, 2018 (commencement of operations) through December 31, 2018), the statements of changes in net assets for each of the two years in the period ended December 31, 2018 (for Nuveen Global Real Estate Securities Fund, for the period March 20, 2018 (commencement of operations) through December 31, 2018), including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended (for Nuveen Global Real Estate Securities Fund, for the period March 20, 2018 (commencement of operations) through December 31, 2018), the changes in each of their net assets for each of the two years in the period ended December 31, 2018 (for Nuveen Global Real Estate Securities Fund, for the period March 20, 2018 (commencement of operations) through December 31, 2018) and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, Illinois

February 28, 2019

We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Nuveen Global Infrastructure Fund

Portfolio of Investments    December 31, 2018

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.5%

	COMMON STOCKS – 93.6%

	Air Freight & Logistics – 0.1%

14,662	Oesterreichische Post AG, (2)	$503,835

	Commercial Services & Supplies – 3.5%

304	Advanced Disposal Services Inc., (3)	7,278

1,567,954	China Everbright International Ltd, (2)	1,405,087

187,817	Waste Connections Inc.	13,945,412
	Total Commercial Services & Supplies	15,357,777

	Construction & Engineering – 5.3%

92,405	Eiffage SA, (2)	7,725,722

226,460	Ferrovial SA, (2)	4,586,425

130,822	Vinci SA, (2)	10,757,749
	Total Construction & Engineering	23,069,896

	Diversified Telecommunication Services – 2.4%

144,359	ARTERIA Networks Corp, (3)	1,535,720

132,641	Cellnex Telecom SA, (2), (3)	3,392,091

246,569	HKBN Ltd, (2)	373,809

4,275	HKT Trust & HKT Ltd, (2)	6,158

471,706	Infrastrutture Wireless Italiane SpA, (2)	3,228,990

3,552,014	NetLink NBN Trust, (2)	1,993,683
	Total Diversified Telecommunication Services	10,530,451

	Electric Utilities – 20.3%

192,026	Alliant Energy Corp	8,113,099

104,959	Alupar Investimento SA, (2)	495,861

24,337	American Electric Power Co Inc.	1,818,947

1,765,482	AusNet Services, (2)	1,934,824

227,883	CK Infrastructure Holdings Ltd, (2)	1,724,551

9,019	CLP Holdings Ltd, (2)	101,923

96,146	Duke Energy Corp	8,297,400

45,460	Edison International	2,580,764

6,668	Elia System Operator SA/NV	445,404

98,734	Enel Chile SA, ADR	488,733

406,961	Enel SpA, (2)	2,359,252

34,923	Entergy Corp	3,005,823

33,711	Evergy Inc.	1,913,773

35,734	Eversource Energy	2,324,139

1,050,714	Iberdrola SA, (2)	8,437,106

554,911	Infratil Ltd, (2)	1,360,455

Nuveen Global Infrastructure Fund (continued)

Portfolio of Investments    December 31, 2018

Shares	Description (1)	Value

	Electric Utilities (continued)

107,023	NextEra Energy Inc.	$18,602,738

92,031	PG&E Corp	2,185,736

14,377	Portland General Electric Co	659,185

96,340	Power Assets Holdings Ltd, (2)	669,312

449,284	Power Grid Corp of India Ltd, (2)	1,267,907

36,491	Red Electrica Corp SA, (2), (3)	813,757

112,934	Southern Co/The	4,960,061

1,631,667	Spark Infrastructure Group, (2)	2,542,028

553,445	Terna Rete Elettrica Nazionale SpA, (2)	3,143,090

56,051	Transmissora Alianca de Energia Eletrica SA, (2)	340,783

170,770	Xcel Energy Inc.	8,413,838
	Total Electric Utilities	89,000,489

	Energy Equipment & Services – 2.4%

126,419	TransCanada Corp	4,513,158

168,551	TransCanada Corp	6,018,797
	Total Energy Equipment & Services	10,531,955

	Gas Utilities – 4.5%

254,092	APA Group, (2)	1,522,047

66,579	Atmos Energy Corp	6,173,205

1,356,068	Hong Kong & China Gas Co Ltd, (2)	2,801,702

48,921	Italgas SpA, (2)	280,539

219,300	Naturgy Energy Group SA, (2), (3)	5,594,499

39,012	ONE Gas Inc.	3,105,355

561	Southwest Gas Holdings Inc.	42,917
	Total Gas Utilities	19,520,264

	IT Services – 0.9%

55,675	InterXion Holding NV, (3)	3,015,358

226,207	NEXTDC Ltd, (2), (3)	974,631
	Total IT Services	3,989,989

	Media – 0.2%

41,772	Eutelsat Communications SA, (2)	822,956

	Multi-Utilities – 10.4%

114,425	Ameren Corp	7,463,943

39,674	Brookfield Infrastructure Partners LP	1,369,943

26,085	CenterPoint Energy Inc.	736,380

142,293	CMS Energy Corp	7,064,847

25,751	Consolidated Edison Inc.	1,968,921

123,904	Dominion Energy Inc.	8,854,180

57,748	DTE Energy Co	6,369,604

51,457	Engie SA, (2)	739,330

Shares	Description (1)	Value

	Multi-Utilities (continued)

316,808	Hera SpA, (2)	$966,511

167,933	Iren SpA, (2)	403,306

52,791	National Grid PLC, Sponsored ADR	2,532,912

40,653	REN – Redes Energeticas Nacionais SGPS SA, (2)	113,560

35,748	Sempra Energy	3,867,576

195,356	Suez	2,580,749

6,994	Unitil Corp	354,176
	Total Multi-Utilities	45,385,938

	Oil, Gas, & Consumable Fuels – 12.8%

61,805	Cheniere Energy Inc., (3)	3,658,238

509,937	Enbridge Inc.	15,848,842

140,732	Enterprise Products Partners LP	3,460,600

44	Inter Pipeline Ltd	623

681,816	Kinder Morgan Inc./DE	10,486,330

21,199	Koninklijke Vopak NV, (2)	961,339

103,888	ONEOK Inc.	5,604,758

130,733	Pembina Pipeline Corp	3,879,281

53,399	Petronet LNG Ltd, (2)	170,939

843,991	Snam SpA, (2)	3,695,297

56,344	Targa Resources Corp	2,029,511

284,835	Williams Cos Inc./The	6,280,612
	Total Oil, Gas, & Consumable Fuels	56,076,370

	Road & Rail – 3.6%

328,858	Aurizon Holdings Ltd, (2)	992,164

18,096	Canadian National Railway Co	1,341,095

1,630	Central Japan Railway Co, (2)	343,909

1,406,407	ComfortDelGro Corp Ltd, (2)	2,221,482

93,200	East Japan Railway Co, (2)	8,230,499

1,414	MTR Corp Ltd, (2)	7,442

170,618	Rumo SA, (2), (3)	747,046

12,539	Union Pacific Corp	1,733,266
	Total Road & Rail	15,616,903

	Transportation Infrastructure – 26.3%

76,024	Aena SME SA, (2), (3)	11,811,969

38,950	Aeroports de Paris, (2)	7,385,974

518,077	Atlantia SpA, (2)	10,721,668

807,266	Atlas Arteria Ltd, (2)	3,560,920

1,586,652	Auckland International Airport Ltd, (2)	7,657,888

393,207	China Merchants Port Holdings Co Ltd, (2)	706,991

4,104	COSCO SHIPPING Ports Ltd, (2)	4,035

Nuveen Global Infrastructure Fund (continued)

Portfolio of Investments    December 31, 2018

Shares	Description (1)	Value

	Transportation Infrastructure (continued)

533,722	Enav SpA, (2)	$2,597,703

82,980	Flughafen Wien AG	3,280,064

29,091	Flughafen Zurich AG, (2)	4,814,085

61,545	Fraport AG Frankfurt Airport Services Worldwide, (2)	4,404,655

609,748	Getlink SE, (2)	8,193,394

32,668	Grupo Aeroportuario del Centro Norte SAB de CV, ADR	1,242,037

35,169	Grupo Aeroportuario del Pacifico SAB de CV, ADR	2,868,032

8,811	Grupo Aeroportuario del Sureste SAB de CV, ADR	1,326,937

33,188	Hamburger Hafen und Logistik AG, (2)	658,039

611,993	International Container Terminal Services Inc.	1,163,817

34,728	Japan Airport Terminal Co Ltd, (2)	1,200,529

79,506	Kamigumi Co Ltd, (2)	1,626,593

24,552	Macquarie Infrastructure Corp	897,621

663,158	Port of Tauranga Ltd, (2)	2,227,065

39,537	Promotora y Operadora de Infraestructura SAB de CV	377,912

69,889	Promotora y Operadora de Infraestructura SAB de CV	439,212

106,598	SATS Ltd, (2)	365,105

25,829	Societa Iniziative Autostradali e Servizi SpA, (2)	357,650

1,528,049	Sydney Airport, (2)	7,245,747

3,198,897	Transurban Group, (2)	26,255,042

952,889	Westports Holdings Bhd, (2)	833,576

61,993	Westshore Terminals Investment Corp	934,527
	Total Transportation Infrastructure	115,158,787

	Water Utilities – 0.9%

1,740,178	Aguas Andinas SA	954,064

15,880	American Water Works Co Inc.	1,441,428

12,541	AquaVenture Holdings Ltd, (3)	236,900

220,038	China Everbright Water Ltd, (2)	48,537

16,328	Cia de Saneamento do Parana, (2)	258,835

290,520	Guangdong Investment Ltd, (2)	561,337

19,168	Severn Trent PLC, (2)	444,327

2,103	SJW Group	116,969
	Total Water Utilities	4,062,397
	Total Common Stocks (cost $365,889,467)	409,628,007

Shares	Description (1)	Value

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 3.7%

	Equity Real Estate Investment Trusts – 3.7%

	Health Care – 0.5%

1,284,280	Parkway Life Real Estate Investment Trust, (2)	$2,477,355

Shares	Description (1)			Value

	Specialized – 3.2%

12,478	CoreSite Realty Corp			$1,088,456

21,755	Crown Castle International Corp			2,363,245

2,483	Digital Realty Trust Inc.			264,564

11,666	Equinix Inc.			4,112,965

2,671,772	Keppel DC REIT, (2)			2,648,376

21,188	SBA Communications Corp, (3)			3,430,125
	Total Specialized			13,907,731
	Total Real Estate Investment Trust Common Stocks (cost $15,283,410)			16,385,086

Shares	Description (1), (4)			Value

	INVESTMENT COMPANIES – 0.2%

152,984	3l Infrastructure PLC			$503,880

872,506	Keppel Infrastructure Trust			310,364
	Total Investment Companies (cost $712,603)			814,244
	Total Long-Term Investments (cost $381,885,480)			426,827,337

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.0%

	REPURCHASE AGREEMENTS – 2.0%

$8,739	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/18, repurchase price $8,740,215, collateralized by $7,980,000 U.S. Treasury Bonds, 3.625%, due 2/15/44, value $8,917,698	1.200%	1/02/19	$8,739,362
	Total Short-Term Investments (cost $8,739,362)			8,739,362
	Total Investments (cost $390,624,842) – 99.5%			435,566,699
	Other Assets Less Liabilities – 0.5%			2,386,543
	Net Assets – 100%			$437,953,242

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Global Real Estate Securities Fund

Portfolio of Investments    December 31, 2018

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.5%

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 77.8%

	Diversified – 7.9%

40,956	Abacus Property Group, (2)	$94,398

66	Activia Properties Inc., (2)	268,150

2,201	Alexander & Baldwin Inc.	40,454

699	Cofinimmo SA, (2)	86,915

3,877	Dream Global Real Estate Investment Trust	33,795

211	Gecina SA, (2)	27,314

26,326	Goodman Property Trust, (2)	27,049

3,826	GPT Group/The, (2)	14,397

56	Hulic Reit Inc., (2)	86,955

1,262	ICADE, (2)	96,180

9,059	Lar Espana Real Estate Socimi SA, (2)	77,251

1,702	Liberty Property Trust	71,280

7,115	LondonMetric Property PLC, (2)	15,774

692	Merlin Properties Socimi SA, (2), (3)	8,549

17,496	Nexus Real Estate Investment Trust	24,222

8,184	Secure Income REIT Plc, (2)	39,352

192	Star Asia Investment Corp, (2)	183,784

3,233	Stockland, (2)	8,020

3,779	STORE Capital Corp	106,984

36,357	Stride Property Group, (2)	47,142

122,458	Sunlight Real Estate Investment Trust, (2)	78,541

3,482	Terreis	143,622

109	Tokyu REIT Inc., (2)	163,447

26,873	Tritax EuroBox PLC, (2), (3)	31,702

12,320	VEREIT Inc.	88,088

723	Washington Real Estate Investment Trust	16,629

86	WP Carey Inc.	5,619
	Total Diversified	1,885,613

	Health Care – 5.6%

1,275	Assura PLC, (2)	859

9,934	HCP Inc.	277,457

6,736	Healthcare Realty Trust Inc.	191,572

1,714	Healthcare Trust of America Inc.	43,381

272	LTC Properties Inc.	11,337

1,128	MedEquities Realty Trust Inc.	7,716

463	Medical Properties Trust Inc.	7,445

Shares	Description (1)	Value

	Health Care (continued)

41	National Health Investors Inc.	$3,097

1,325	NorthWest Healthcare Properties Real Estate Investment Trust	9,201

69,832	Parkway Life Real Estate Investment Trust, (2)	134,705

4,871	Physicians Realty Trust	78,082

33,650	Target Healthcare REIT Ltd	46,322

7,371	Ventas Inc.	431,867

1,454	Welltower Inc.	100,922
	Total Health Care	1,343,963

	Hotels & Resorts – 4.0%

17,467	Host Hotels & Resorts Inc.	291,175

101	Ichigo Hotel REIT Investment Corp, (2)	125,122

525	MGM Growth Properties LLC	13,865

78	Mori Trust Hotel Reit Inc., (2)	90,859

2,540	Pebblebrook Hotel Trust	71,907

72	Ryman Hospitality Properties Inc.	4,802

10,647	Summit Hotel Properties Inc.	103,595

20,067	Sunstone Hotel Investors Inc.	261,072

32	Xenia Hotels & Resorts Inc.	550
	Total Hotels & Resorts	962,947

	Industrial – 10.0%

656	Americold Realty Trust	16,754

20,077	Ascendas Real Estate Investment Trust, (2)	37,889

2,731	Dream Industrial Real Estate Investment Trust	19,044

19,957	Duke Realty Corp	516,886

5,819	First Industrial Realty Trust Inc.	167,936

86,574	Frasers Logistics & Industrial Trust, (2)	65,495

175	GLP J-Reit, (2)	178,178

14,082	Goodman Group, (2)	105,486

446	Granite Real Estate Investment Trust	17,383

310	Macquarie Mexico Real Estate Management SA de CV	278

110,507	Mapletree Logistics Trust, (2)	102,217

17	Mitsui Fudosan Logistics Park Inc., (2)	48,102

667	Monmouth Real Estate Investment Corp	8,271

21,547	PLA Administradora Industrial S de RL de CV	25,635

9,256	Prologis Inc.	543,512

1,579	Rexford Industrial Realty Inc.	46,533

25,461	Segro PLC, (2)	191,139

22,908	Summit Industrial Income REIT	160,416

2,199	Terreno Realty Corp	77,339

4,292	WPT Industrial Real Estate Investment Trust	55,152
	Total Industrial	2,383,645

Nuveen Global Real Estate Securities Fund (continued)

Portfolio of Investments    December 31, 2018

Shares	Description (1)	Value

	Mortgage – 0.1%

190	Blackstone Mortgage Trust Inc.	$6,053

965	TPG RE Finance Trust Inc.	17,640
	Total Mortgage	23,693

	Office – 12.0%

3,455	Alexandria Real Estate Equities Inc.	398,154

2,523	alstria office REIT-AG, (2)	35,324

3,638	Arima Real Estate SOCIMI SA, (3)	37,514

3,276	Boston Properties Inc.	368,714

42,968	Centuria Metropolitan REIT	71,727

374,027	Champion REIT, (2)	255,906

2,772	Corporate Office Properties Trust	58,295

18,985	Cousins Properties Inc.	149,982

4,362	Dexus, (2)	32,648

2,951	Douglas Emmett Inc.	100,718

3,769	Easterly Government Properties Inc.	59,098

129,695	GDI Property Group, (2)	123,330

82,494	Green REIT plc	127,599

3,223	Highwoods Properties Inc.	124,698

7,674	Hudson Pacific Properties Inc.	223,006

15,284	Inmobiliaria Colonial Socimi SA, (2), (3)	142,477

3	Intervest Offices & Warehouses NV, (2)	71

76	JBG SMITH Properties	2,646

1,886	Kilroy Realty Corp	118,592

318	Mack-Cali Realty Corp	6,230

96	Mori Hills REIT Investment Corp, (2)	120,854

1,963	Paramount Group Inc.	24,655

1,331	Piedmont Office Realty Trust Inc.	22,680

302	SL Green Realty Corp	23,882

1,726	Vornado Realty Trust	107,064

11,889	Workspace Group PLC, (2)	120,176
	Total Office	2,856,040

	Residential – 13.8%

4,966	American Campus Communities Inc.	205,543

5,740	American Homes 4 Rent	113,939

49	Apartment Investment & Management Co	2,150

2,904	AvalonBay Communities Inc.	505,441

2,958	Boardwalk Real Estate Investment Trust	81,924

4,582	Camden Property Trust	403,445

7,357	Canadian Apartment Properties REIT, (WI/DD)	238,731

1,218	Equity LifeStyle Properties Inc.	118,304

Shares	Description (1)	Value

	Residential (continued)

2,385	Equity Residential	$157,434

892	Essex Property Trust Inc.	218,727

557	Investors Real Estate Trust	27,352

8,105	Invitation Homes Inc.	162,748

93	Japan Rental Housing Investments Inc., (2)	69,730

136	Kenedix Residential Next Investment Corp, (2)	207,351

1,856	Mid-America Apartment Communities Inc.	177,619

820	NexPoint Residential Trust Inc.	28,741

1	Nippon Accommodations Fund Inc., (2)	4,830

370	Northview Apartment Real Estate Investment Trust	6,635

2,122	Sun Communities Inc.	215,829

3,849	UDR Inc.	152,497

17,587	UNITE Group PLC/The, (2)	180,822
	Total Residential	3,279,792

	Retail – 13.5%

42	Acadia Realty Trust	998

12	AEON REIT Investment Corp, (2)	13,814

1,326	Agree Realty Corp	78,393

11	Alexander’s Inc.	3,352

394	Altarea SCA	74,846

7,302	Brixmor Property Group Inc.	107,266

1,457	Brookfield Property REIT Inc.	23,458

3,155	CT Real Estate Investment Trust	26,646

2,590	Federal Realty Investment Trust	305,724

26,677	Fortune Real Estate Investment Trust, (2), (WI/DD)	30,623

61,902	Frasers Centrepoint Trust, (2)	98,510

63	Fukuoka REIT Corp, (2)	95,631

96,515	IGB Real Estate Investment Trust, (2)	40,422

17	Kenedix Retail REIT Corp, (2)	38,541

34,357	Link REIT, (2)	348,302

716	Macerich Co/The	30,988

2,954	National Retail Properties Inc.	143,299

320	NewRiver REIT PLC, (2)	863

3,269	Realty Income Corp	206,078

4,360	Regency Centers Corp	255,845

744	Retail Properties of America Inc.	8,072

33,689	Scentre Group, (2)	92,617

4,983	Simon Property Group Inc.	837,094

1,565	SITE Centers Corp	17,325

207	Spirit Realty Capital Inc.	7,297

462	Taubman Centers Inc.	21,016

Nuveen Global Real Estate Securities Fund (continued)

Portfolio of Investments    December 31, 2018

Shares	Description (1)	Value

	Retail (continued)

881	Unibail-Rodamco-Westfield, (2)	$136,330

5,732	Urban Edge Properties	95,266

49,746	Viva Energy REIT, (2)	78,852
	Total Retail	3,217,468

	Specialized – 10.9%

3,614	ARGAN SA	181,778

6,853	Automotive Properties Real Estate Investment Trust	45,027

103	Big Yellow Group PLC, (2)	1,146

2,449	CatchMark Timber Trust Inc.	17,388

575	CoreSite Realty Corp	50,157

558	Crown Castle International Corp	60,616

5,492	CubeSmart	157,566

185	CyrusOne Inc.	9,783

2,688	Digital Realty Trust Inc.	286,406

1,315	Equinix Inc.	463,616

980	Extra Space Storage Inc.	88,670

4,354	Four Corners Property Trust Inc.	114,075

1,343	Gaming and Leisure Properties Inc.	43,392

122,535	Keppel DC REIT, (2)	121,462

583	Life Storage Inc.	54,213

2,977	Public Storage	602,575

27,462	Safestore Holdings PLC	177,290

381	SBA Communications Corp, (3)	61,680

3,318	VICI Properties Inc.	62,312
	Total Specialized	2,599,152
	Total Real Estate Investment Trust Common Stocks (cost $18,988,802)	18,552,313

Shares	Description (1)	Value

	COMMON STOCKS – 19.7%

	Diversified Telecommunication Services – 0.6%

883	Cellnex Telecom SA, (2), (3)	$22,581

16,112	Infrastrutture Wireless Italiane SpA, (2)	110,292
	Total Diversified Telecommunication Services	132,873

	Health Care Providers & Services – 0.5%

7,718	Chartwell Retirement Residences	77,282

3,584	Sienna Senior Living Inc.	41,322
	Total Health Care Providers & Services	118,604

	Household Durables – 0.3%

31,034	Cairn Homes PLC, (3)	38,331

51,631	Glenveagh Properties PLC, (3)	41,764
	Total Household Durables	80,095

Shares	Description (1)	Value

	Industrial Conglomerates – 0.8%

11,160	Hopewell Holdings Ltd, (2)	$49,076

8,179	Seibu Holdings Inc., (2)	142,261
	Total Industrial Conglomerates	191,337

	IT Services – 0.7%

2,277	InterXion Holding NV, (3)	123,322

12,621	NEXTDC Ltd, (2), (3)	54,379
	Total IT Services	177,701

	Real Estate Management & Development – 16.4%

22,222	ADLER Real Estate AG	331,500

4,611	ADO Group Ltd, (2), (3)	87,633

20,097	Aroundtown SA, (2)	166,724

27	City Developments Ltd, (2)	161

11,980	CK Asset Holdings Ltd, (2)	87,653

6,789	CLS Holdings PLC	18,258

9,110	Deutsche Industrie REIT AG, (3)	116,903

468	Dios Fastigheter AB, (2), (WI/DD)	2,979

5,061	Entra ASA, (2)	67,403

4,884	Fabege AB, (2)	65,280

480	Fastighets AB Balder, (2), (3)	13,684

9,643	Keihanshin Building Co Ltd, (2), (WI/DD)	72,444

24,267	Kenedix Inc., (2)	104,090

8,011	Kungsleden AB, (2)	56,979

2,490	LEG Immobilien AG, (2)	259,781

4,810	Mitsubishi Estate Co Ltd, (2)	75,678

8,431	Mitsui Fudosan Co Ltd, (2), (WI/DD)	187,269

81,297	New World Development Co Ltd, (2), (WI/DD)	107,375

16,450	Parque Arauco SA	36,529

15,407	Platzer Fastigheter Holding AB, (2)	103,901

78,571	Samhallsbyggnadsbolaget i Norden AB, (2), (3)	94,643

1,677	Shurgard Self Storage SA, (3)	46,594

224,484	Sirius Real Estate Ltd	171,676

7,295	Sumitomo Realty & Development Co Ltd, (2)	267,060

18,977	Sun Hung Kai Properties Ltd, (2)	270,832

5,399	Suomen Hoivatilat Oyj, (2)	48,644

36,968	Swire Properties Ltd, (2)	129,892

10,876	TAG Immobilien AG, (2)	247,720

17,000	Tokyu Fudosan Holdings Corp, (2)	83,793

6,055	VIB Vermoegen AG	147,075

6,991	Vonovia SE, (2)	315,147

20,403	Wharf Real Estate Investment Co Ltd, (2)	122,029
	Total Real Estate Management & Development	3,907,329

Nuveen Global Real Estate Securities Fund (continued)

Portfolio of Investments    December 31, 2018

Shares	Description (1)			Value

	Road & Rail – 0.4%

78	MTR Corp Ltd, (2)			$411

6,031	Tokyu Corp, (2)			98,552
	Total Road & Rail			98,963
	Total Common Stocks (cost $4,926,615)			4,706,902
	Total Long-Term Investments (cost $23,915,417)			23,259,215

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.8%

	REPURCHASE AGREEMENTS – 1.8%

$419	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/18, repurchase price $418,878, collateralized by $405,000 U.S. Treasury Bonds, 3.375%, due 5/15/44, value $431,342	1.200%	1/02/19	$418,850
	Total Short-Term Investments (cost $418,850)			418,850
	Total Investments (cost $24,334,267) – 99.3%			23,678,065
	Other Assets Less Liabilities – 0.7%			165,763
	Net Assets – 100%			$23,843,828

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

REIT	Real Estate Investment Trust

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Real Asset Income Fund

Portfolio of Investments    December 31, 2018

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 96.8%

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 23.3%

	Diversified – 3.3%

42,489	Abacus Property Group, (2)	$97,931

176,117	AEW UK REIT PLC	201,357

215,037	Armada Hoffler Properties Inc.	3,023,420

100,411	Artis Real Estate Investment Trust	679,606

38,347	Cofinimmo SA, (2)	4,768,159

1,683	Covivio, (2)	162,381

496,490	Dream Global Real Estate Investment Trust	4,327,740

41	Essential Properties Realty Trust Inc.	568

441,615	Growthpoint Properties Australia Ltd, (2)	1,163,843

65,246	Hamborner REIT AG, (2)	629,694

157,730	ICADE, (2)	12,021,017

297,655	Lar Espana Real Estate Socimi SA, (2)	2,538,277

74,403	Lexington Realty Trust	610,849

99,515	LondonMetric Property PLC, (2)	220,626

2,011,076	Nexus Real Estate Investment Trust	2,784,159

6,237	Star Asia Investment Corp, (2)	5,970,116

289,780	Stockland, (2)	718,884

1,419,820	Stride Property Group, (2)	1,840,988

1,108,292	Sunlight Real Estate Investment Trust, (2)	710,828

806,233	Tritax EuroBox PLC, (2), (3)	951,104

1,684,741	VEREIT Inc.	12,045,898

11,681	WP Carey Inc.	763,237
	Total Diversified	56,230,682

	Health Care – 4.7%

113,923	Assura PLC, (2)	76,736

515,651	HCP Inc.	14,402,132

27,770	LTC Properties Inc.	1,157,454

415,746	MedEquities Realty Trust Inc.	2,843,703

794,135	Medical Properties Trust Inc.	12,769,691

16,758	National Health Investors Inc.	1,265,899

344,905	NorthWest Healthcare Properties Real Estate Investment Trust	2,395,033

3,593,077	Parkway Life Real Estate Investment Trust, (2)	6,930,986

38,014	Physicians Realty Trust	609,364

20,729	Sabra Health Care REIT Inc.	341,614

4,396,774	Target Healthcare REIT Ltd	6,052,457

351,131	Ventas Inc.	20,572,765

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    December 31, 2018

Shares	Description (1)	Value

	Health Care (continued)

145,261	Welltower Inc.	$10,082,566
	Total Health Care	79,500,400

	Hotels & Resorts – 1.0%

56,617	American Hotel Income Properties REIT LP	262,930

3,822,139	Concentradora Fibra Hotelera Mexicana SA de CV, 144A	1,939,101

246,601	MGM Growth Properties LLC	6,512,732

66,197	Park Hotels & Resorts Inc.	1,719,798

3,181	Ryman Hospitality Properties Inc.	212,141

73,763	Summit Hotel Properties Inc.	717,714

464,248	Sunstone Hotel Investors Inc.	6,039,867

18,442	Xenia Hotels & Resorts Inc.	317,202
	Total Hotels & Resorts	17,721,485

	Industrial – 4.6%

869,743	Centuria Industrial REIT, (2)	1,677,427

136,922	Dream Industrial Real Estate Investment Trust	954,803

16,859,107	Frasers Logistics & Industrial Trust, (2)	12,754,265

19,162	Granite Real Estate Investment Trust	746,858

635,567	Macquarie Mexico Real Estate Management SA de CV, 144A	570,827

1,478,448	Mapletree Industrial Trust, (2)	2,073,496

14,888,837	Mapletree Logistics Trust, (2)	13,771,860

2,544,946	PLA Administradora Industrial S de RL de CV	3,027,763

1,741,819	Propertylink Group, (2)	1,405,284

704,706	STAG Industrial Inc.	17,533,085

2,315,671	Summit Industrial Income REIT	16,215,803

576,387	WPT Industrial Real Estate Investment Trust	7,406,573
	Total Industrial	78,138,044

	Mortgage – 1.5%

188,656	Blackstone Mortgage Trust Inc.	6,010,580

290,015	KKR Real Estate Finance Trust Inc.	5,553,787

294,128	Starwood Property Trust Inc.	5,797,263

456,372	TPG RE Finance Trust Inc.	8,342,480
	Total Mortgage	25,704,110

	Office – 1.4%

980,168	CapitaLand Commercial Trust, (2)	1,258,954

1,476,838	Centuria Metropolitan REIT	2,465,299

414,544	City Office REIT Inc.	4,249,076

441,897	Easterly Government Properties Inc.	6,928,945

606,586	GDI Property Group, (2)	576,818

75,479	Intervest Offices & Warehouses NV, (2)	1,781,227

57,281	NSI NV	2,237,972

Shares	Description (1)	Value

	Office (continued)

423,130	Slate Office REIT	$1,850,341

441,451	True North Commercial Real Estate Investment Trust	1,830,217
	Total Office	23,178,849

	Residential – 0.6%

510,492	Independence Realty Trust Inc.	4,686,317

27,419	Investors Real Estate Trust	1,345,441

214,783	Northview Apartment Real Estate Investment Trust	3,851,368
	Total Residential	9,883,126

	Retail – 4.5%

10,652	Altarea SCA	2,023,510

452,391	Brixmor Property Group Inc.	6,645,624

449,643	Brookfield Property REIT Inc.	7,239,252

174,295	CT Real Estate Investment Trust	1,472,034

9,495,651	Fortune Real Estate Investment Trust, (2)	10,900,082

6,563,680	Frasers Centrepoint Trust, (2)	10,445,298

10,647,055	IGB Real Estate Investment Trust, (2)	4,459,162

134,075	Immobiliare Grande Distribuzione SIIQ SpA	826,763

435	Kenedix Retail REIT Corp, (2)	986,196

166,681	Macerich Co/The	7,213,954

3,493,267	Mapletree Commercial Trust, (2)	4,226,849

1,347,009	NewRiver REIT PLC, (2)	3,634,414

72,535	Retail Properties of America Inc.	787,005

903,629	Scentre Group, (2)	2,484,230

349,187	SITE Centers Corp	3,865,500

13,580	Unibail-Rodamco-Westfield, (2)	2,101,430

4,382,647	Viva Energy REIT, (2)	6,946,881

44,917	Weingarten Realty Investors	1,114,391
	Total Retail	77,372,575

	Specialized – 1.7%

546,566	Automotive Properties Real Estate Investment Trust	3,591,193

2,942	CoreSite Realty Corp	256,631

233,310	Gaming and Leisure Properties Inc.	7,538,246

8,924,438	Keppel DC REIT, (2)	8,846,289

1,421,197	National Storage REIT, (2)	1,757,074

357,892	VICI Properties Inc.	6,721,212
	Total Specialized	28,710,645
	Total Real Estate Investment Trust Common Stocks (cost $403,221,073)	396,439,916

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    December 31, 2018

Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 18.9%

		Diversified Financial Services – 1.0%

$2,485		National Rural Utilities Cooperative Finance Corp	5.250%	4/20/46	A3	$2,460,051

3,310		RKP Overseas Finance 2016 A Ltd, Reg S	7.950%	N/A (6)	B1	2,517,473

12,437		Transcanada Trust	5.625%	5/20/75	Baa2	11,208,846
		Total Diversified Financial Services				16,186,370

		Electric Utilities – 6.3%

5,420		AES Gener SA, 144A	8.375%	12/18/73	BB	5,402,006

5,850		AusNet Services Holdings Pty Ltd, Reg S	5.750%	3/17/76	BBB	5,884,948

2,640		ComEd Financing III	6.350%	3/15/33	Baa2	2,732,506

3,500	GBP	Electricite de France SA, Reg S	5.875%	N/A (6)	BBB	4,170,753

20,935		Emera Inc.	6.750%	6/15/76	BBB–	20,975,195

9,096		EnBW Energie Baden-Wuerttemberg AG, Reg S	5.125%	4/05/77	Baa2	8,941,368

10,125		Enel SpA, 144A	8.750%	9/24/73	BBB–	10,327,500

18,145		NextEra Energy Capital Holdings Inc. (3-Month LIBOR reference rate + 2.125% spread), (7)	4.913%	6/15/67	BBB	14,918,202

11,490		NextEra Energy Capital Holdings Inc.	4.800%	12/01/77	BBB	9,679,311

10,824		NextEra Energy Inc. (3-Month LIBOR reference rate + 2.068% spread), (7)	4.464%	10/01/66	BBB	8,929,800

11,904		PPL Capital Funding Inc. (3-Month LIBOR reference rate + 2.665% spread), (7)	5.468%	3/30/67	BBB	10,296,960

3,145		Southern Co/The	5.500%	3/15/57	BBB	3,020,544

2,810		SSE PLC, Reg S	4.750%	9/16/77	BBB–	2,585,487
		Total Electric Utilities				107,864,580

		Equity Real Estate Investment Trusts – 0.1%

3,500	SGD	Cache Logistics Trust, Reg S	5.500%	N/A (6)	N/R	2,526,333

		Gas Utilities – 0.1%

2,507		SK E&S Co Ltd, 144A	4.875%	N/A (6)	BB+	2,456,860

		Marine – 0.2%

3,295		Royal Capital BV, Reg S	5.500%	N/A (6)	N/R	3,256,168

		Multi-Utilities – 2.4%

12,060		CenterPoint Energy Inc.	6.125%	N/A (6)	BBB	11,743,425

4,785		Dominion Energy Inc. (3-Month LIBOR reference rate + 2.825% spread), (7)	5.628%	6/30/66	BBB–	4,450,050

2,210		Dominion Energy Inc. (3-Month LIBOR reference rate + 2.300% spread), (7)	5.103%	9/30/66	BBB–	1,966,900

2,340		NiSource Inc., 144A	5.650%	N/A (6)	BBB–	2,176,200

6,700		RWE AG, Reg S	6.625%	7/30/75	BB+	6,643,485

16,910		WEC Energy Group, Inc. (3-Month LIBOR reference rate + 2.113% spread), (7)	4.729%	5/15/67	BBB	13,797,038
		Total Multi-Utilities				40,777,098

Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		Oil, Gas & Consumable Fuels – 7.7%

$5,585		Buckeye Partners LP	6.375%	1/22/78	Ba1	$4,542,566

2,244		DCP Midstream LP	7.375%	N/A (6)	BB–	1,997,160

9,691		Enbridge Energy Partners LP (3-Month LIBOR reference rate + 3.798% spread), (7)	6.194%	10/01/77	BBB–	9,497,180

6,192		Enbridge Inc.	6.250%	3/01/78	BBB–	5,570,494

21,187		Enbridge Inc.	6.000%	1/15/77	BBB–	19,048,096

23,489		Enbridge Inc.	5.500%	7/15/77	BBB–	19,912,280

16,066		Energy Transfer Operating LP (3-Month LIBOR reference rate + 3.018% spread), (7)	5.559%	11/01/66	Ba1	11,406,860

2,209		Energy Transfer Operating LP	6.250%	N/A (6)	BB	1,848,657

14,115		Enterprise Products Operating LLC (3-Month LIBOR reference rate + 2.778% spread), (7)	5.516%	6/01/67	Baa2	12,562,350

9,660		Enterprise Products Operating LLC	5.250%	8/16/77	Baa2	8,049,336

4,906		Enterprise Products Operating LLC	4.875%	8/16/77	Baa2	4,066,764

11,525		Plains All American Pipeline LP	6.125%	N/A (6)	BB	9,681,000

15,470		TransCanada PipeLines Ltd (3-Month LIBOR reference rate + 2.210% spread), (7)	4.826%	5/15/67	Baa1	12,455,307

8,345		Transcanada Trust	5.875%	8/15/76	Baa2	7,849,307

2,870		Transcanada Trust	5.300%	3/15/77	Baa2	2,477,169
		Total Oil, Gas & Consumable Fuels – %				130,964,526

		Real Estate Management & Development – 1.1%

13,500		AT Securities BV, Reg S	5.250%	N/A (6)	BBB–	12,014,622

3,000	EUR	CPI Property Group SA, Reg S	4.375%	N/A (6)	BB+	3,196,642

4,750	SGD	Frasers Property Treasury Pte Ltd, Reg S	3.950%	N/A (6)	N/R	3,233,516
		Total Real Estate Management & Development				18,444,780
		Total $1,000 Par (or similar) Institutional Preferred (cost $362,994,591)				322,476,715

Shares		Description (1)				Value

		COMMON STOCKS – 16.2%

		Air Freight & Logistics – 0.5%

226,936		bpost SA, (2)				$2,080,706

192,026		Oesterreichische Post AG, (2)				6,598,656
		Total Air Freight & Logistics				8,679,362

		Commercial Services & Supplies – 0.2%

257,048		Covanta Holding Corp				3,449,584

		Diversified Telecommunication Services – 1.1%

2,672,124		HKBN Ltd, (2)				4,051,051

2,642,100		HKT Trust & HKT Ltd, (2)				3,806,023

18,166,480		NetLink NBN Trust, (2)				10,196,526
		Total Diversified Telecommunication Services				18,053,600

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    December 31, 2018

Shares	Description (1)	Value

	Electric Utilities – 4.7%

7,477,015	AusNet Services, (2)	$8,194,198

2,286,696	Contact Energy Ltd, (2)	9,065,205

75,092	Endesa SA, (2), (3)	1,731,672

494,564	Enel Chile SA	2,448,092

1,747,506	Enel SpA, (2)	10,130,718

2,319,558	Infratil Ltd, (2)	5,686,775

693,014	Mercury NZ Ltd, (2)	1,696,864

651,877	Power Assets Holdings Ltd, (2)	4,528,847

49,624	PPL Corp	1,405,848

121,809	Red Electrica Corp SA, (2), (3)	2,716,366

291,489	Southern Co/The	12,802,197

8,895,488	Spark Infrastructure Group, (2)	13,858,575

95,116	SSE PLC, (2)	1,313,512

333,888	Terna Rete Elettrica Nazionale SpA, (2)	1,896,195

543,329	Transmissora Alianca de Energia Eletrica SA, (2)	3,303,373
	Total Electric Utilities	80,778,437

	Gas Utilities – 1.1%

172,083	APA Group, (2)	1,030,801

62,218	Italgas SpA, (2)	356,791

651,980	Naturgy Energy Group SA, (2), (3)	16,632,474
	Total Gas Utilities	18,020,066

	Health Care Providers & Services – 0.1%

186,030	Sienna Senior Living Inc.	2,144,823

	Independent Power & Renewable Electricity Producers – 0.5%

107,862	Brookfield Renewable Partners LP	2,792,940

2,061,863	Meridian Energy Ltd, (2)	4,717,877
	Total Independent Power & Renewable Electricity Producers	7,510,817

	Industrial Conglomerates – 0.4%

1,469,000	Hopewell Holdings Ltd, (2)	6,459,866

	Media – 0.2%

207,351	Eutelsat Communications SA, (2)	4,085,053

	Multi-Utilities – 1.7%

38,995	Brookfield Infrastructure Partners LP	1,346,532

476,262	Engie SA, (2)	6,842,895

105,667	National Grid PLC	5,069,903

2,564,974	REN – Redes Energeticas Nacionais SGPS SA, (2)	7,165,006

119,864	Suez	1,583,463

2,923,179	Vector Ltd, (2)	6,540,562
	Total Multi-Utilities	28,548,361

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels – 3.2%

303,565	Enagas SA, (2)	$8,205,976

452,927	Enbridge Inc.	14,076,971

367,407	Enterprise Products Partners LP	9,034,538

201,392	Inter Pipeline Ltd	2,853,004

15,862	ONEOK Inc.	855,755

3,984,490	Snam SpA, (2)	17,445,535

60,698	Targa Resources Corp	2,186,342

2,189	TransCanada Corp	78,147

6,533	Williams Cos Inc./The	144,053
	Total Oil, Gas & Consumable Fuels	54,880,321

	Real Estate Management & Development – 0.5%

381,463	Atrium European Real Estate Ltd	1,411,707

550,664	Dios Fastigheter AB, (2), (WI/DD)	3,504,716

4,876,883	Sirius Real Estate Ltd	3,729,644
	Total Real Estate Management & Development	8,646,067

	Road & Rail – 0.5%

1,654,443	Aurizon Holdings Ltd, (2)	4,991,453

2,641,228	ComfortDelGro Corp Ltd, (2)	4,171,937
	Total Road & Rail	9,163,390

	Semiconductors & Semiconductor Equipment – 0.2%

3,278	Canadian Solar Infrastructure Fund Inc., (2)	2,838,271

	Trading Companies & Distributors – 0.0%

24,786	Fortress Transportation & Infrastructure Investors LLC	355,431

	Transportation Infrastructure – 0.8%

142,748	Atlantia SpA, (2)	2,954,188

51,773	Macquarie Infrastructure Corp	1,892,821

969,993	Sydney Airport, (2)	4,599,541

562,015	Transurban Group, (2)	4,612,755
	Total Transportation Infrastructure	14,059,305

	Water Utilities – 0.5%

1,451,992	Aguas Andinas SA	796,065

19,039	Cia de Saneamento do Parana, (2)	301,810

3,002,177	Inversiones Aguas Metropolitanas SA, (2)	4,375,476

294,628	United Utilities Group PLC, (2)	2,770,237
	Total Water Utilities	8,243,588
	Total Common Stocks (cost $277,825,420)	275,916,342

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    December 31, 2018

Shares	Description (1)	Coupon	Ratings (5)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 16.1%

	Electric Utilities – 2.4%

190,531	Entergy Arkansas LLC	4.875%	A	$4,326,959

75,632	Entergy Louisiana LLC	4.875%	A	1,744,074

26,500	Entergy Texas Inc.	5.625%	A	652,165

298,099	Georgia Power Co	4.600%	BBB	6,322,680

343,355	Integrys Holding Inc., (2)	6.000%	BBB	8,120,346

229,362	NextEra Energy Capital Holdings Inc.	5.250%	BBB	5,252,390

120,067	NextEra Energy Capital Holdings Inc.	5.000%	BBB	2,652,280

334,097	Southern Co/The	5.250%	BBB	7,286,656

253,244	Southern Co/The	5.250%	BBB	5,528,317
	Total Electric Utilities			41,885,867

	Equity Real Estate Investment Trusts – 10.0%

236,748	American Homes 4 Rent	6.350%	BB	5,243,968

203,307	American Homes 4 Rent	5.875%	BB	4,188,124

84,719	American Homes 4 Rent	6.500%	BB	1,907,872

195,880	American Homes 4 Rent	5.875%	BB	4,017,499

153,288	Brookfield Property REIT Inc.	6.375%	N/R	3,318,685

274,495	CBL & Associates Properties Inc.	7.375%	B	2,904,157

66,158	Cedar Realty Trust Inc.	7.250%	N/R	1,532,881

254,188	Cedar Realty Trust Inc.	6.500%	N/R	4,824,488

426,473	City Office REIT Inc.	6.625%	N/R	9,616,966

52,151	Colony Capital Inc.	7.500%	N/R	1,043,020

10,192	Colony Capital Inc.	7.150%	N/R	188,042

135,294	Colony Capital Inc.	7.125%	N/R	2,496,174

276,722	Colony Capital Inc.	7.125%	N/R	5,108,288

154,437	Digital Realty Trust Inc.	5.250%	Baa3	3,235,455

197,011	EPR Properties	5.750%	Baa3	4,117,530

53,387	Gladstone Commercial Corp	7.000%	N/R	1,241,248

144,163	Hersha Hospitality Trust	6.875%	N/R	3,132,662

278,026	Hersha Hospitality Trust	6.500%	N/R	5,771,820

425,274	Hersha Hospitality Trust	6.500%	N/R	8,590,535

350,534	Investors Real Estate Trust	6.625%	N/R	8,069,293

151,453	Kimco Realty Corp	5.250%	Baa2	3,097,214

4,655	Mid-America Apartment Communities Inc.	8.500%	BBB–	292,893

381,222	Monmouth Real Estate Investment Corp	6.125%	N/R	8,668,988

84,557	National Retail Properties Inc.	5.200%	Baa2	1,767,241

296,510	Pebblebrook Hotel Trust	6.500%	N/R	6,929,439

228,694	Pebblebrook Hotel Trust	6.375%	N/R	5,305,701

36	Pebblebrook Hotel Trust	6.375%	N/R	866

220,016	Pebblebrook Hotel Trust	6.300%	N/R	5,185,777

Shares	Description (1)	Coupon	Ratings (5)	Value

	Equity Real Estate Investment Trusts (continued)

113,992	Pennsylvania Real Estate Investment Trust	6.875%	N/R	$1,771,436

128,611	PS Business Parks Inc.	5.250%	BBB	2,662,248

170,012	PS Business Parks Inc.	5.200%	Baa2	3,493,747

830	Rexford Industrial Realty Inc.	5.875%	BB+	18,559

83,192	Saul Centers Inc.	6.125%	N/R	1,737,881

10,320	Senior Housing Properties Trust	6.250%	BBB–	234,264

198,150	SITE Centers Corp	6.375%	BB+	4,280,040

101,777	STAG Industrial Inc.	6.875%	BB+	2,615,669

101,872	Summit Hotel Properties Inc.	6.450%	N/R	2,200,435

310,945	Summit Hotel Properties Inc.	6.250%	N/R	6,380,591

49,664	Sunstone Hotel Investors Inc.	6.950%	N/R	1,234,150

231,498	Sunstone Hotel Investors Inc.	6.450%	N/R	5,296,674

141,182	UMH Properties Inc.	8.000%	N/R	3,601,553

284,400	UMH Properties Inc.	6.750%	N/R	6,546,888

100,469	Urstadt Biddle Properties Inc.	6.750%	N/R	2,471,537

148,418	Urstadt Biddle Properties Inc.	6.250%	N/R	3,480,402

84,050	Ventas Realty LP / Ventas Capital Corp	5.450%	BBB+	2,034,010

364,392	Vornado Realty Trust	5.250%	BBB–	7,488,256

37,096	Washington Prime Group Inc.	6.875%	Ba1	584,633
	Total Equity Real Estate Investment Trusts			169,929,799

	Independent Power & Renewable Electricity Producers – 0.2%

146,449	Brookfield Renewable Partners LP	5.750%	BBB–	2,677,532

	Multi-Utilities – 2.3%

283,740	Brookfield Infrastructure Partners LP	5.350%	BBB–	5,195,942

512,223	Dominion Energy Inc.	5.250%	BBB–	11,822,107

227,479	DTE Energy Co	6.000%	Baa2	5,864,409

297,055	DTE Energy Co	5.375%	Baa2	6,763,942

63,759	DTE Energy Co	5.250%	Baa2	1,441,591

148,730	DTE Energy Co	5.250%	Baa2	3,309,242

203,654	NiSource Inc., (2)	6.500%	BBB–	5,101,533
	Total Multi-Utilities			39,498,766

	Oil, Gas & Consumable Fuels – 0.9%

166,569	NGL Energy Partners LP	9.000%	N/R	3,522,934

354,128	NuStar Energy LP	8.500%	B1	6,873,623

115,071	NuStar Energy LP	7.625%	B1	2,072,429

132,540	Pembina Pipeline Corp	5.750%	BB+	2,453,330
	Total Oil, Gas & Consumable Fuels			14,922,316

	Real Estate Management & Development – 0.3%

250,110	Landmark Infrastructure Partners LP	8.000%	N/R	5,202,288
	Total $25 Par (or similar) Retail Preferred (cost $312,994,080)			274,116,568

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    December 31, 2018

Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		CORPORATE BONDS – 13.8%

		Commercial Services & Supplies – 1.8%

$4,025		Advanced Disposal Services Inc., 144A	5.625%	11/15/24	B	$3,934,437

6,716		Covanta Holding Corp	5.875%	7/01/25	B1	6,178,720

2,500	SEK	DSV Miljoe Group AS, Reg S	5.900%	5/10/21	N/R	2,878,564

5,970		Hulk Finance Corp, 144A	7.000%	6/01/26	CCC+	5,208,825

9,359		Tervita Escrow Corp, 144A	7.625%	12/01/21	B+	8,914,448

3,525		Waste Pro USA Inc., 144A	5.500%	2/15/26	B+	3,243,000
32,095		Total Commercial Services & Supplies				30,357,994

		Communications Equipment – 0.3%

5,115		ViaSat Inc., 144A	5.625%	9/15/25	BB–	4,705,800

		Construction & Engineering – 0.3%

15,078,705	COP	Fideicomiso PA Concesion Ruta al Mar, 144A	6.750%	2/15/44	BBB–	4,585,273

		Diversified Financial Services – 0.3%

301		Cometa Energia SA de CV, 144A	6.375%	4/24/35	BBB	278,457

17,405	BRL	Swiss Insured Brazil Power Finance Sarl, 144A	9.850%	7/16/32	AAA	4,490,744
17,706		Total Diversified Financial Services				4,769,201

		Diversified Telecommunication Services – 0.2%

3,140		Zayo Group LLC / Zayo Capital Inc., 144A	5.750%	1/15/27	B	2,802,450

		Electric Utilities – 2.9%

1,810		Acwa Power Management And Investments One Ltd, 144A	5.950%	12/15/39	BBB–	1,700,169

2,506		Brooklyn Navy Yard Cogeneration Partners LP, 144A	7.420%	10/01/20	B+	2,374,659

970		Clearway Energy Operating LLC, 144A	5.750%	10/15/25	BB	926,350

690		Clearway Energy Operating LLC	5.000%	9/15/26	BB	619,275

10,843		Crockett Cogeneration LP, 144A	5.869%	3/30/25	BB–	9,848,209

4,755		Instituto Costarricense de Electricidad, 144A	6.950%	11/10/21	BB	4,529,137

8,962		Panoche Energy Center LLC, 144A	6.885%	7/31/29	Baa3	9,251,442

11,925		Red Oak Power LLC	9.200%	11/30/29	BB–	14,906,250

5,094		Terraform Global Operating LLC, 144A	6.125%	3/01/26	BB	4,737,420
47,555		Total Electric Utilities				48,892,911

		Equity Real Estate Investment Trusts – 1.2%

4,835		CoreCivic Inc.	4.750%	10/15/27	Ba1	4,000,963

2,110		CyrusOne LP / CyrusOne Finance Corp	5.375%	3/15/27	BBB–	2,046,700

5,955		GEO Group Inc./The	6.000%	4/15/26	B+	5,225,513

1,735		Iron Mountain Inc., 144A	5.250%	3/15/28	BB–	1,531,137

3,165		iStar Inc.	4.625%	9/15/20	BB	3,085,875

2,615		Sabra Health Care LP	5.125%	8/15/26	BBB–	2,424,670

2,490		SBA Communications Corp	4.875%	9/01/24	BB–	2,340,600
22,905		Total Equity Real Estate Investment Trusts				20,655,458

Principal Amount (000) (4)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Gas Utilities – 1.2%

$4,015	AmeriGas Partners LP / AmeriGas Finance Corp	5.750%	5/20/27	BB	$3,553,275

54,265	MXN Infraestructura Energetica Nova SAB de CV	6.300%	2/02/23	Baa1	2,527,723

2,100	LBC Tank Terminals Holding Netherlands BV, 144A	6.875%	5/15/23	B	1,869,000

4,570	National Gas Co of Trinidad & Tobago Ltd, 144A	6.050%	1/15/36	BBB	4,364,396

4,510	NGL Energy Partners LP / NGL Energy Finance Corp	6.125%	3/01/25	B+	3,878,600

2,795	Rockpoint Gas Storage Canada Ltd, 144A	7.000%	3/31/23	BB–	2,627,300

2,915	Suburban Propane Partners LP/Suburban Energy Finance Corp	5.875%	3/01/27	BB–	2,579,775
75,170	Total Gas Utilities				21,400,069

	Health Care Providers & Services – 0.4%

8,165	CHS/Community Health Systems Inc.	6.250%	3/31/23	B	7,420,352

	Hotels, Restaurants & Leisure – 0.2%

1,788	Grupo Posadas SAB de CV, 144A	7.875%	6/30/22	B+	1,721,941

1,695	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	4.500%	1/15/28	BB+	1,483,125
3,483	Total Hotels, Restaurants & Leisure				3,205,066

	Independent Power & Renewable Electricity Producers – 0.4%

1,685	Azure Power Energy Ltd, 144A	5.500%	11/03/22	Ba3	1,580,024

3,000	Calpine Corp, 144A	5.250%	6/01/26	BB+	2,737,500

1,815	Cemig Geracao e Transmissao SA, 144A	9.250%	12/05/24	B+	1,931,614
6,500	Total Independent Power & Renewable Electricity Producers				6,249,138

	Marine – 0.1%

1,825	HIDROVIAS INT FIN SARL, 144A	5.950%	1/24/25	BB	1,660,768

	Mortgage Real Estate Investment Trusts – 0.0%

940	Starwood Property Trust Inc.	4.750%	3/15/25	BB–	846,000

	Multi-Utilities – 0.2%

3,510	Dominion Energy Inc.	5.750%	10/01/54	BBB–	3,505,674

	Oil, Gas & Consumable Fuels – 1.9%

670	Calumet Specialty Products Partners LP / Calumet Finance Corp	6.500%	4/15/21	B–	559,450

1,334	Calumet Specialty Products Partners LP / Calumet Finance Corp	7.625%	1/15/22	B–	1,077,205

6,465	DCP Midstream Operating LP, 144A	5.850%	5/21/43	BB–	5,172,000

4,415	Enterprise Products Operating LLC	5.375%	2/15/78	Baa2	3,655,392

4,460	Genesis Energy LP / Genesis Energy Finance Corp	5.625%	6/15/24	B+	3,824,450

1,620	Global Partners LP / GLP Finance Corp	7.000%	6/15/23	B+	1,539,000

3,010	Martin Midstream Partners LP / Martin Midstream Finance Corp	7.250%	2/15/21	B–	2,859,500

5,890	Par Petroleum LLC / Par Petroleum Finance Corp, 144A	7.750%	12/15/25	BB–	5,242,100

3,280	PBF Holding Co LLC / PBF Finance Corp	7.250%	6/15/25	BB	3,083,200

3,000	Sunoco LP / Sunoco Finance Corp	5.875%	3/15/28	BB	2,806,140

3,015	TransMontaigne Partners LP / TLP Finance Corp	6.125%	2/15/26	BB	2,698,425
37,159	Total Oil, Gas & Consumable Fuels				32,516,862

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    December 31, 2018

Principal Amount (000) (4)		Description (1)			Coupon	Maturity	Ratings (5)	Value

		Real Estate Management & Development – 1.1%

$6,015		APL Realty Holdings Pte Ltd, Reg S			5.950%	6/02/24	B1	$4,144,497

2,400	SEK	Cibus Nordic Real Estate AB			4.184%	5/26/21	N/R	2,784,381

500		Dar Al-Arkan Sukuk Co Ltd, Reg S			6.875%	3/21/23	B1	464,033

8,685		Hunt Cos Inc., 144A			6.250%	2/15/26	BB–	7,420,464

3,968		Kennedy-Wilson Inc.			5.875%	4/01/24	BB	3,710,080

600		RKI Overseas Finance 2016 B Ltd, Reg S			4.700%	9/06/21	BB–	560,801
22,168		Total Real Estate Management & Development						19,084,256

		Road & Rail – 0.1%

2,067		Panama Canal Railway Co, 144A			7.000%	11/01/26	Ba1	2,121,337

		Thrifts & Mortgage Finance – 0.2%

4,580		Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp, 144A			5.250%	10/01/25	BB	4,087,650

		Trading Companies & Distributors – 0.1%

2,430		Fortress Transportation & Infrastructure Investors LLC, 144A			6.500%	10/01/25	B+	2,272,050

		Transportation Infrastructure – 0.5%

1,650		Aeropuerto Internacional de Tocumen SA, 144A			6.000%	11/18/48	BBB	1,639,605

2,810		Aeropuertos Dominicanos Siglo XXI SA, 144A			6.750%	3/30/29	BB–	2,699,356

10,691	MXN	Grupo Aeroportuario del Centro Norte SAB de CV			6.850%	6/07/21	N/R	513,849

2,970	EUR	Swissport Financing Sarl, 144A			9.750%	12/15/22	CCC	3,564,513
18,121		Total Transportation Infrastructure						8,417,323

		Water Utilities – 0.1%

1,803		Aegea Finance Sarl, 144A			5.750%	10/10/24	Ba2	1,717,376

		Wireless Telecommunication Services – 0.3%

2,770		Hughes Satellite Systems Corp			6.625%	8/01/26	BB–	2,538,012

2,031		Inmarsat Finance PLC, 144A			6.500%	10/01/24	BB	1,898,985
$4,801		Total Wireless Telecommunication Services						4,436,997
		Total Corporate Bonds (cost $253,987,954)						235,710,005

Principal Amount (000)		Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (5)	Value

		VARIABLE RATE SENIOR LOAN INTERESTS – 3.7% (8)

		Capital Markets – 0.2%

$2,925		Hummel Station LLC, Construction Term Loan	8.522%	1-Month LIBOR	6.000%	10/27/22	BB–	$2,782,871

		Commercial Services & Supplies – 0.1%

2,229		EnergySolutions, LLC, Term Loan B	6.553%	3-Month LIBOR	3.750%	5/09/25	B	2,072,784

		Diversified Telecommunication Services – 0.1%

1,592		SBA Senior Finance II LLC, Term Loan B	4.530%	1-Month LIBOR	2.000%	4/11/25	BB+	1,530,811

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (5)	Value

	Electric Utilities – 0.3%

$3,258	Homer City Generation, L.P., Term Loan	13.530%	1-Month LIBOR	11.000%	4/05/23	N/R	$3,132,914

2,899	Panda Liberty LLC, Term Loan B1	9.303%	3-Month LIBOR	6.500%	8/21/20	B+	2,613,865
6,157	Total Electric Utilities						5,746,779

	Equity Real Estate Investment Trusts – 0.2%

2,860	VICI Properties 1 LLC, Term Loan B	4.504%	1-Month LIBOR	2.000%	12/20/24	BBB–	2,740,695

	Hotels, Restaurants & Leisure – 0.2%

2,977	CityCenter Holdings, LLC, Term Loan B	4.772%	1-Month LIBOR	2.250%	4/18/24	BB–	2,829,520

	Independent Power & Renewable Electricity Producers – 0.2%

3,535	Terra-Gen Finance Company, LLC, Term Loan B	6.770%	1-Month LIBOR	4.250%	12/9/21	B+	2,881,110

	Machinery – 0.2%

3,660	Brookfield WEC Holdings Inc., 2nd Lien Term Loan	9.272%	1-Month LIBOR	6.750%	8/03/26	B–	3,593,663

	Oil, Gas & Consumable Fuels – 0.8%

5,473	BCP Renaissance Parent LLC	6.027%	3-Month LIBOR	3.500%	10/31/24	BB–	5,340,476

2,915	Brazos Delaware II, LLC, Term Loan B	6.470%	1-Month LIBOR	4.000%	5/21/25	BB–	2,684,556

3,399	Limetree Bay Terminals, LLC, Term Loan B	6.522%	1-Month LIBOR	4.000%	2/15/24	BB–	3,179,495

2,184	Navitas Midstream Midland Basin, LLC	7.004%	1-Month LIBOR	4.500%	12/13/24	BB	2,096,611
13,971	Total Oil, Gas & Consumable Fuels						13,301,138

	Real Estate Management & Development – 1.1%

12,500	Brookfield Retail Hold, Term Loan B	5.022%	1-Month LIBOR	2.500%	8/27/25	BB+	11,814,438

8,110	Invitation Homes Operating Partnership LP, Term Loan A	4.204%	1-Month LIBOR	1.700%	1/24/19	N/R	7,826,150
20,610	Total Real Estate Management & Development						19,640,588

	Water Utilities – 0.3%

5,875	GIP III Stetson I LP, Term Loan B	6.695%	3-Month LIBOR	4.250%	1/18/19	Ba3	5,676,719
$66,391	Total Variable Rate Senior Loan Interests (cost $65,410,532)						62,796,678

Shares	Description (1)			Coupon		Ratings (5)	Value

	CONVERTIBLE PREFERRED SECURITIES – 3.6%

	Electric Utilities – 0.4%

128,955	NextEra Energy Inc.			6.123%		BBB	$7,432,966

	Equity Real Estate Investment Trusts – 1.7%

186,318	Braemar Hotels & Resorts Inc.			5.500%		N/R	3,196,285

7,719	Crown Castle International Corp, (2)			6.875%		N/R	8,092,567

74,486	EPR Properties			9.000%		BB	2,532,524

25,936	Equity Commonwealth			6.500%		Baa3	654,884

25,720	Lexington Realty Trust			6.500%		N/R	1,267,481

41,488	QTS Realty Trust Inc.			6.500%		B–	3,911,489

65,579	RLJ Lodging Trust			1.950%		B–	1,625,048

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments    December 31, 2018

Shares		Description (1)	Coupon		Ratings (5)	Value

		Equity Real Estate Investment Trusts (continued)

141,202		RPT Realty	7.250%		N/R	$6,982,439
		Total Equity Real Estate Investment Trusts				28,262,717

		Multi-Utilities – 1.5%

163,178		CenterPoint Energy Inc.	7.000%		N/R	8,219,276

200,123		Dominion Energy Inc.	6.750%		BBB–	9,579,888

29,643		DTE Energy Co	5.000%		BBB+	1,531,357

54,163		Sempra Energy	6.000%		N/R	5,151,443

14,547		Sempra Energy	6.000%		N/R	1,402,913
		Total Multi-Utilities				25,884,877
		Total Convertible Preferred Securities (cost $61,768,654)				61,580,560

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		CONVERTIBLE BONDS – 0.8%

		Oil, Gas & Consumable Fuels – 0.6%

$15,050		Cheniere Energy Inc.	4.250%	3/15/45	N/R	$10,468,780

		Real Estate Management & Development – 0.2%

3,545		Tricon Capital Group Inc., 144A	5.750%	3/31/22	N/R	3,553,862
$18,595		Total Convertible Bonds (cost $14,132,817)				14,022,642

Shares		Description (1), (10)				Value

		INVESTMENT COMPANIES – 0.4%

15,738,440		Keppel Infrastructure Trust				$5,598,400

1,015,144		Starwood European Real Estate Finance Limited				1,319,781
		Total Investment Companies (cost $7,391,625)				6,918,181

Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		SOVEREIGN DEBT – 0.0%

		India – 0.0%

30,000,000	INR	National Highways Authority of India, Reg S	7.300%	5/18/22	N/R	$406,023
		Total Sovereign Debt (cost $470,529)				406,023
		Total Long-Term Investments (cost $1,760,197,275)				1,650,383,630

Principal Amount (000)		Description (1)	Coupon	Maturity		Value

		SHORT-TERM INVESTMENTS – 2.2%

		REPURCHASE AGREEMENTS – 2.2%

$37,839		Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/18, repurchase price $37,841,068, collateralized by $36,580,000 U.S. Treasury Notes, 0.125%, due 4/15/20, value $38,600,313	1.200%	1/02/19		$37,838,545
		Total Short-Term Investments (cost $37,838,545)				37,838,545
		Total Investments (cost $1,798,035,820) – 99.0%				1,688,222,175
		Other Assets Less Liabilities – 1.0%				16,405,661
		Net Assets – 100%				$1,704,627,836

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(5)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(6)	Perpetual security. Maturity date is not applicable.

(7)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(8)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(9)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(10)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

BRL	Brazilian Real

COP	Colombian Peso

EUR	Euro

GBP	Pound Sterling

INR	Indian Rupee

LIBOR	London Inter-Bank Offered Rate

MXN	Mexican Peso

REIT	Real Estate Investment Trust

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

SEK	Swedish Krona

SGD	Singapore Dollar

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Real Estate Securities Fund

Portfolio of Investments    December 31, 2018

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.1%

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 98.1%

	Diversified – 2.6%

543,449	Alexander & Baldwin Inc.	$9,988,593

408,678	Liberty Property Trust	17,115,435

899,037	STORE Capital Corp	25,451,738

2,956,573	VEREIT Inc.	21,139,497

180,224	Washington Real Estate Investment Trust	4,145,152

20,905	WP Carey Inc.	1,365,933
	Total Diversified	79,206,348

	Health Care – 9.5%

2,384,922	HCP Inc.	66,610,872

1,615,597	Healthcare Realty Trust Inc.	45,947,579

413,501	Healthcare Trust of America Inc.	10,465,710

64,988	LTC Properties Inc.	2,708,700

285,693	MedEquities Realty Trust Inc.	1,954,140

112,105	Medical Properties Trust Inc.	1,802,648

9,686	National Health Investors Inc.	731,680

2,464,453	Parkway Life Real Estate Investment Trust, (2)	4,753,893

1,179,500	Physicians Realty Trust	18,907,385

1,780,373	Ventas Inc.	104,312,054

351,471	Welltower Inc.	24,395,602
	Total Health Care	282,590,263

	Hotels & Resorts – 6.1%

4,214,202	Host Hotels & Resorts Inc.	70,250,747

124,125	MGM Growth Properties LLC	3,278,141

609,800	Pebblebrook Hotel Trust	17,263,438

17,505	Ryman Hospitality Properties Inc.	1,167,408

2,585,306	Summit Hotel Properties Inc.	25,155,027

4,886,867	Sunstone Hotel Investors Inc.	63,578,140

8,084	Xenia Hotels & Resorts Inc.	139,045
	Total Hotels & Resorts	180,831,946

	Industrial – 11.2%

158,267	Americold Realty Trust	4,042,139

4,815,400	Duke Realty Corp	124,718,860

1,406,009	First Industrial Realty Trust Inc.	40,577,420

164,830	Monmouth Real Estate Investment Corp	2,043,892

2,245,815	Prologis Inc.	131,874,257

Shares	Description (1)	Value

	Industrial (continued)

386,173	Rexford Industrial Realty Inc.	$11,380,518

537,577	Terreno Realty Corp	18,906,583
	Total Industrial	333,543,669

	Mortgage – 0.2%

45,104	Blackstone Mortgage Trust Inc.	1,437,013

236,201	TPG RE Finance Trust Inc.	4,317,754
	Total Mortgage	5,754,767

	Office – 14.4%

825,368	Alexandria Real Estate Equities Inc.	95,115,408

797,055	Boston Properties Inc.	89,708,540

670,420	Corporate Office Properties Trust	14,098,933

4,504,946	Cousins Properties Inc.	35,589,073

703,875	Douglas Emmett Inc.	24,023,254

922,533	Easterly Government Properties Inc.	14,465,317

763,276	Highwoods Properties Inc.	29,531,148

1,817,378	Hudson Pacific Properties Inc.	52,813,005

18,540	JBG SMITH Properties	645,377

459,882	Kilroy Realty Corp	28,917,380

79,424	Mack-Cali Realty Corp	1,555,916

483,173	Paramount Group Inc.	6,068,653

323,131	Piedmont Office Realty Trust Inc.	5,506,152

73,951	SL Green Realty Corp	5,848,045

426,229	Vornado Realty Trust	26,438,985
	Total Office	430,325,186

	Residential – 20.2%

1,204,117	American Campus Communities Inc.	49,838,403

1,394,780	American Homes 4 Rent	27,686,383

11,884	Apartment Investment & Management Co	521,470

698,949	AvalonBay Communities Inc.	121,652,073

1,109,829	Camden Property Trust	97,720,443

291,254	Equity LifeStyle Properties Inc.	28,289,501

578,769	Equity Residential	38,204,542

215,926	Essex Property Trust Inc.	52,947,215

137,163	Investors Real Estate Trust	6,730,584

1,943,906	Invitation Homes Inc.	39,033,633

448,578	Mid-America Apartment Communities Inc.	42,928,915

200,839	NexPoint Residential Trust Inc.	7,039,407

502,664	Sun Communities Inc.	51,125,955

927,086	UDR Inc.	36,731,147
	Total Residential	600,449,671

Nuveen Real Estate Securities Fund (continued)

Portfolio of Investments    December 31, 2018

Shares	Description (1)		Value

	Retail – 17.1%

10,599	Acadia Realty Trust		$251,832

318,641	Agree Realty Corp		18,838,056

3,032	Alexander’s Inc.		923,972

1,775,670	Brixmor Property Group Inc.		26,084,592

622,851	Federal Realty Investment Trust		73,521,332

166,915	Macerich Co/The		7,224,081

712,823	National Retail Properties Inc.		34,579,044

799,349	Realty Income Corp		50,390,961

1,045,449	Regency Centers Corp		61,346,947

182,458	Retail Properties of America Inc.		1,979,669

1,197,508	Simon Property Group Inc.		201,169,369

377,468	SITE Centers Corp		4,178,571

113,099	Taubman Centers Inc.		5,144,874

1,395,422	Urban Edge Properties		23,191,914
	Total Retail		508,825,214

	Specialized – 16.8%

622,298	CatchMark Timber Trust Inc.		4,418,316

138,629	CoreSite Realty Corp		12,092,608

135,105	Crown Castle International Corp		14,676,456

1,321,859	CubeSmart		37,924,135

44,386	CyrusOne Inc.		2,347,132

652,833	Digital Realty Trust Inc.		69,559,356

322,895	Equinix Inc.		113,839,861

234,727	Extra Space Storage Inc.		21,238,099

1,035,306	Four Corners Property Trust Inc.		27,125,017

329,358	Gaming and Leisure Properties Inc.		10,641,557

141,361	Life Storage Inc.		13,145,159

716,994	Public Storage		145,126,756

91,972	SBA Communications Corp, (3)		14,889,347

812,745	VICI Properties Inc.		15,263,351
	Total Specialized		502,287,150
	Total Long-Term Investments (cost $2,527,623,201)		2,923,814,214

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 1.9%

	Money Market Funds – 1.9%

55,165,433	First American Treasury Obligations Fund, Class Z	2.358% (4)	$55,165,433
	Total Short-Term Investments (cost $55,165,433)		55,165,433
	Total Investments (cost $2,582,788,634) – 100.0%		2,978,979,647
	Other Assets Less Liabilities – (0.0)%		(619,313)
	Net Assets – 100%		$2,978,360,334

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

December 31, 2018

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
Assets
Long-term investments, at value (cost $381,885,480, $23,915,417, $1,760,197,275 and $2,527,623,201, respectively)	$426,827,337	$23,259,215	$1,650,383,630	$2,923,814,214
Short-term investments, at value (cost approximates value)	8,739,362	418,850	37,838,545	55,165,433
Cash	15,500	—	477,873	—
Cash denominated in foreign currencies (cost $48,795, $8,179, $1,073,301 and $—, respectively)	48,749	8,188	1,074,334	—
Receivable for:
Dividends	923,888	98,419	5,868,208	15,659,757
Due from broker	—	—	—	210
From Adviser	—	48,665	—	—
Interest	291	14	9,371,204	63,471
Investments sold	9,545,814	621,011	17,529,246	38,886,914
Reclaims	389,661	11,295	222,680	45,641
Shares sold	1,313,915	—	6,575,212	10,296,742
Other assets	75,279	12,107	98,767	338,945
Total assets	447,879,796	24,477,764	1,729,439,699	3,044,271,327
Liabilities
Payable for:
Dividends	673	—	800,531	357
Investments purchased	2,599,804	547,633	8,511,422	39,829,964
Shares redeemed	6,708,478	—	13,430,117	21,650,406
Accrued expenses:
Custodian fees	94,568	75,685	161,720	57,778
Directors/Trustees fees	35,762	162	61,910	301,286
Management fees	280,030	—	1,026,645	2,287,695
12b-1 distribution and service fees	35,368	26	202,469	110,045
Other	171,871	10,430	617,049	1,673,462
Total liabilities	9,926,554	633,936	24,811,863	65,910,993
Net assets	$437,953,242	$23,843,828	$1,704,627,836	$2,978,360,334
Class A Shares
Net assets	$55,855,840	$23,834	$178,650,715	$264,413,547
Shares outstanding	5,891,871	1,250	8,324,874	14,662,818
Net asset value (“NAV”) per share	$9.48	$19.07	$21.46	$18.03
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$10.06	$20.23	$22.77	$19.13
Class C Shares
Net assets	$24,556,163	$23,828	$186,042,590	$43,151,828
Shares outstanding	2,610,023	1,250	8,664,713	2,467,381
NAV and offering price per share	$9.41	$19.06	$21.47	$17.49
Class R3 Shares
Net assets	$239,269	$—	$—	$22,073,401
Shares outstanding	24,822	—	—	1,203,761
NAV and offering price per share	$9.64	$—	$—	$18.34
Class R6 Shares
Net assets	$11,519,723	$23,770,416	$27,654,422	$346,185,257
Shares outstanding	1,217,079	1,246,250	1,282,788	18,673,028
NAV and offering price per share	$9.47	$19.07	$21.56	$18.54
Class I Shares
Net assets	$345,782,247	$25,750	$1,312,280,109	$2,302,536,301
Shares outstanding	36,620,835	1,350	61,159,442	125,580,919
NAV and offering price per share	$9.44	$19.07	$21.46	$18.34
Fund level net assets consist of:
Capital paid-in	$412,586,001	$25,001,985	$1,879,212,140	$2,665,112,371
Total distributable earnings	25,367,241	(1,158,157)	(174,584,304)	313,247,963
Fund level net assets	$437,953,242	$23,843,828	$1,704,627,836	$2,978,360,334
Authorized shares – per class	2 billion	Unlimited	2 billion	2 billion
Par value per share	$0.0001	$0.01	$0.0001	$0.0001

See accompanying notes to financial statements.

Statement of Operations

Year Ended December 31, 2018

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities

Investment Income

Dividends	$17,861,481	$710,227	$79,428,338	$102,275,292

Interest	85,671	4,458	43,168,107	899,119

Foreign tax withheld on dividend income	(1,288,664)	(50,202)	(3,486,626)	(80,952)

Securities lending income	—	—	—	10,749

Total investment income	16,658,488	664,483	119,109,819	103,104,208

Expenses

Management fees	4,877,286	182,096	14,313,612	28,836,155

12b-1 service fees – Class A Shares	192,848	50	524,448	934,255

12b-1 distribution and service fees – Class C Shares	279,834	200	2,191,668	541,434

12b-1 distribution and service fees – Class R3 Shares	1,489	—	—	147,677

Shareholder servicing agent fees	449,002	5,293	1,663,785	4,385,317

Custodian fees	370,381	215,213	706,776	349,164

Directors/Trustees fees	13,954	630	54,629	93,858

Professional fees	94,787	50,515	136,423	199,481

Shareholder reporting expenses	28,335	5,129	651,866	702,759

Federal and state registration fees	107,038	13,520	154,421	135,069

Other	17,961	4,164	42,807	54,301

Total expenses before fee waiver/expense reimbursement	6,432,915	476,810	20,440,435	36,379,470

Fee waiver/expense reimbursement	(725,781)	(272,917)	(56,016)	—

Net expenses	5,707,134	203,893	20,384,419	36,379,470

Net investment income (loss)	10,951,354	460,590	98,725,400	66,724,738

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:

Investments and foreign currency	5,967,204	(32,490)	(37,840,856)	67,415,493

Futures contracts	—	—	2,813,514	—

Change in net unrealized appreciation (depreciation) of:

Investments and foreign currency	(61,292,713)	(656,752)	(187,951,172)	(320,335,746)

Futures contracts	—	—	(133,634)	—

Net realized and unrealized gain (loss)	(55,325,509)	(689,242)	(223,112,148)	(252,920,253)

Net increase (decrease) in net assets from operations	$(44,374,155)	$(228,652)	$(124,386,748)	$(186,195,515)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Global Infrastructure		Global Real Estate Securities
	Year Ended 12/31/18	Year Ended(1) 12/31/17	For the period March 20, 2018 (commencement of operations) through December 31, 2018

Operations

Net investment income (loss)	$10,951,354	$14,182,202	$460,590

Net realized gain (loss) from:

Investments and foreign currency	5,967,204	34,485,700	(32,490)

Futures contracts	—	—	—

Change in net unrealized appreciation (depreciation) of:

Investments and foreign currency	(61,292,713)	55,311,953	(656,752)

Futures contracts	—	—	—

Net increase (decrease) in net assets from operations	(44,374,155)	103,979,855	(228,652)

Distributions to Shareholders(2)

Dividends(3)

Class A Shares	(3,755,306)	(4,930,339)	(882)

Class C Shares	(1,273,099)	(1,437,015)	(738)

Class R3 Shares	(13,284)	(17,755)	—

Class R6 Shares	(726,034)	(1,154,100)	(926,961)

Class I Shares	(21,971,240)	(27,868,681)	(1,003)

Class T Shares(4)	(273)	(1,462)	—

Return of Capital

Class A Shares	(160,320)	—	—

Class C Shares	(58,872)	—	—

Class R3 Shares	(610)	—	—

Class R6 Shares	(26,614)	—	—

Class I Shares	(879,812)	—	—

Class T Shares(4)	(50)	—	—

Decrease in net assets from distributions to shareholders	(28,865,514)	(35,409,352)	(929,584)

Fund Share Transactions

Proceeds from sale of shares	132,913,905	402,437,948	25,003,000

Proceeds from shares issued to shareholders due to reinvestment of distributions	21,919,163	24,729,268	73

	154,833,068	427,167,216	25,003,073

Cost of shares redeemed	(253,244,145)	(301,532,839)	(1,009)

Net increase (decrease) in net assets from Fund share transactions	(98,411,077)	125,634,377	25,002,064

Net increase (decrease) in net assets	(171,650,746)	194,204,880	23,843,828

Net assets at the beginning of period	609,603,988	415,399,108	—

Net assets at the end of period	$437,953,242	$609,603,988	$23,843,828

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.

(2)

The composition and per share amounts of the Fund’s distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)

For the fiscal year ended December 31, 2017, Real Asset Income’s distributions to shareholders were paid from net investment income, while Global Infrastructure’s and Real Estate Securities’s distributions were paid from net investment income and accumulated net realized gains.

(4)	Class T shares were not available for public offering.

See accompanying notes to financial statements.

	Real Asset Income		Real Estate Securities
	Year Ended 12/31/18	Year Ended(1) 12/31/17	Year Ended 12/31/18	Year Ended(1) 12/31/17

Operations

Net investment income (loss)	$98,725,400	$82,735,064	$66,724,738	$71,702,973

Net realized gain (loss) from:

Investments and foreign currency	(37,840,856)	22,133,762	67,415,493	509,608,165

Futures contracts	2,813,514	(1,474,938)	—	—

Change in net unrealized appreciation (depreciation) of:

Investments and foreign currency	(187,951,172)	81,496,437	(320,335,746)	(357,541,933)

Futures contracts	(133,634)	164,232	—	—

Net increase (decrease) in net assets from operations	(124,386,748)	185,054,557	(186,195,515)	223,769,205

Distributions to Shareholders(2)

Dividends(3)

Class A Shares	(9,712,967)	(11,889,954)	(17,730,670)	(57,433,285)

Class C Shares	(8,470,366)	(10,520,728)	(2,449,091)	(8,234,883)

Class R3 Shares	—	—	(1,414,187)	(4,487,850)

Class R6 Shares	(1,478,458)	(866,572)	(20,227,182)	(33,446,489)

Class I Shares	(74,646,020)	(75,567,965)	(149,246,103)	(373,815,387)

Class T Shares(4)	(1,055)	(868)	(765)	(2,929)

Return of Capital

Class A Shares	(1,105,163)	—	—	—

Class C Shares	(1,153,747)	—	—	—

Class R3 Shares	—	—	—	—

Class R6 Shares	(158,482)	—	—	—

Class I Shares	(8,043,786)	—	—	—

Class T Shares(4)	(127)	—	—	—

Decrease in net assets from distributions to shareholders	(104,770,171)	(98,846,087)	(191,067,998)	(477,420,823)

Fund Share Transactions

Proceeds from sale of shares	579,661,431	1,113,449,576	869,814,162	1,001,907,714

Proceeds from shares issued to shareholders due to reinvestment of distributions	95,025,457	91,668,223	154,000,537	379,758,213

	674,686,888	1,205,117,799	1,023,814,699	1,381,665,927

Cost of shares redeemed	(844,651,713)	(458,636,990)	(1,454,944,075)	(1,968,091,405)

Net increase (decrease) in net assets from Fund share transactions	(169,964,825)	746,480,809	(431,129,376)	(586,425,478)

Net increase (decrease) in net assets	(399,121,744)	832,689,279	(808,392,889)	(840,077,096)

Net assets at the beginning of period	2,103,749,580	1,271,060,301	3,786,753,223	4,626,830,319

Net assets at the end of period	$1,704,627,836	$2,103,749,580	$2,978,360,334	$3,786,753,223

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.

(2)

The composition and per share amounts of the Fund’s distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)

For the fiscal year ended December 31, 2017, Real Asset Income’s distributions to shareholders were paid from net investment income, while Global Infrastructure’s and Real Estate Securities’s distributions were paid from net investment income and accumulated net realized gains.

(4)	Class T shares were not available for public offering.

See accompanying notes to financial statements.

Financial Highlights

Global Infrastructure

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended December 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV

Class A (12/07)

2018	$10.93	$0.20	$(1.05)	$(0.85)	$(0.22)	$(0.36)	$(0.02)	$(0.60)	$9.48

2017	9.69	0.22	1.66	1.88	(0.23)	(0.41)	—	(0.64)	10.93

2016	9.75	0.25	0.49	0.74	(0.30)	(0.50)	—	(0.80)	9.69

2015	10.79	0.19	(0.93)	(0.74)	(0.20)	(0.10)	—	(0.30)	9.75

2014	10.35	0.20	1.24	1.44	(0.16)	(0.84)	—	(1.00)	10.79

Class C (11/08)

2018	10.85	0.12	(1.04)	(0.92)	(0.14)	(0.36)	(0.02)	(0.52)	9.41

2017	9.62	0.14	1.65	1.79	(0.15)	(0.41)	—	(0.56)	10.85

2016	9.69	0.16	0.49	0.65	(0.22)	(0.50)	—	(0.72)	9.62

2015	10.71	0.11	(0.91)	(0.80)	(0.12)	(0.10)	—	(0.22)	9.69

2014	10.27	0.11	1.23	1.34	(0.06)	(0.84)	—	(0.90)	10.71

Class R3 (11/08)

2018	11.11	0.18	(1.07)	(0.89)	(0.20)	(0.36)	(0.02)	(0.58)	9.64

2017	9.85	0.20	1.68	1.88	(0.21)	(0.41)	—	(0.62)	11.11

2016	9.90	0.22	0.51	0.73	(0.28)	(0.50)	—	(0.78)	9.85

2015	10.95	0.17	(0.95)	(0.78)	(0.17)	(0.10)	—	(0.27)	9.90

2014	10.48	0.18	1.25	1.43	(0.12)	(0.84)	—	(0.96)	10.95

Class R6 (6/16)

2018	10.91	0.22	(1.03)	(0.81)	(0.25)	(0.36)	(0.02)	(0.63)	9.47

2017	9.65	0.27	1.66	1.93	(0.26)	(0.41)	—	(0.67)	10.91

2016(e)	11.06	0.11	(0.67)	(0.56)	(0.35)	(0.50)	—	(0.85)	9.65

Class I (12/07)

2018	10.89	0.22	(1.04)	(0.82)	(0.25)	(0.36)	(0.02)	(0.63)	9.44

2017	9.66	0.26	1.64	1.90	(0.26)	(0.41)	—	(0.67)	10.89

2016	9.73	0.27	0.50	0.77	(0.34)	(0.50)	—	(0.84)	9.66

2015	10.77	0.22	(0.94)	(0.72)	(0.22)	(0.10)	—	(0.32)	9.73

2014	10.35	0.21	1.26	1.47	(0.21)	(0.84)	—	(1.05)	10.77

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(7.88)%	$55,856	1.35%		1.74%		1.22%		1.87%		174%

19.38	87,876	1.42		1.85		1.22		2.05		161

7.61	70,173	1.45		2.20		1.22		2.42		149

(6.89)	287,424	1.45		1.59		1.22		1.82		133

14.11	268,672	1.43		1.57		1.22		1.77		162

(8.60)	24,556	2.11		1.00		1.97		1.13		174

18.55	29,227	2.17		1.11		1.97		1.31		161

6.71	22,868	2.21		1.30		1.97		1.53		149

(7.50)	22,307	2.20		0.83		1.97		1.05		133

13.28	24,820	2.18		0.74		1.97		0.95		162

(8.14)	239	1.60		1.54		1.47		1.68		174

19.03	337	1.67		1.63		1.47		1.83		161

7.37	730	1.71		1.81		1.47		2.04		149

(7.10)	607	1.70		1.39		1.47		1.62		133

13.86	399	1.68		1.33		1.47		1.54		162

(7.56)	11,520	1.02		1.93		0.89		2.06		174

19.95	19,575	1.02		2.24		0.80		2.46		161

(5.08)	7,627	1.09	*	1.78	*	0.86	*	2.02	*	149

(7.67)	345,782	1.10		1.98		0.97		2.11		174

19.61	472,564	1.17		2.14		0.97		2.34		161

7.91	314,001	1.20		2.30		0.97		2.54		149

(6.67)	320,406	1.20		1.83		0.97		2.05		133

14.46	374,631	1.18		1.68		0.97		1.88		162

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period June 30, 2016 (commencement of operations) through December 31, 2016.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

Global Real Estate Securities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended December 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

Class A (03/18)

2018(e)	$20.00	$0.32	$(0.54)	$(0.22)	$(0.53)	$(0.18)	$(0.71)	$19.07

Class C (03/18)

2018(e)	20.00	0.20	(0.55)	(0.35)	(0.41)	(0.18)	(0.59)	19.06

Class R6 (03/18)

2018(e)	20.00	0.37	(0.55)	(0.18)	(0.57)	(0.18)	(0.75)	19.07

Class I (03/18)

2018(e)	20.00	0.36	(0.54)	(0.18)	(0.57)	(0.18)	(0.75)	19.07

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(1.21)%	$24	2.65	%*	0.67	%*	1.30	%*	2.02	%*	161%

(1.77)	24	3.41	*	(0.09	)*	2.05	*	1.27	*	161

(0.97)	23,770	2.38	*	0.94	*	1.02	*	2.30	*	161

(1.03)	26	2.42	*	0.86	*	1.05	*	2.24	*	161

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period March 20, 2018 (commencement of operations) though December 31, 2018.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

Real Asset Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended December 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV

Class A (9/11)

2018	$24.14	$1.12	$(2.61)	$(1.49)	$(1.07)	$—	$(0.12)	$(1.19)	$21.46

2017	22.76	1.11	1.59	2.70	(1.32)	—	—	(1.32)	24.14

2016	21.87	1.08	1.00	2.08	(1.12)	—	(0.07)	(1.19)	22.76

2015	23.78	1.08	(1.80)	(0.72)	(1.08)	(0.01)	(0.10)	(1.19)	21.87

2014	22.01	1.15	2.18	3.33	(1.16)	(0.40)	—	(1.56)	23.78

Class C (9/11)

2018	24.15	0.95	(2.62)	(1.67)	(0.89)	—	(0.12)	(1.01)	21.47

2017	22.77	0.94	1.59	2.53	(1.15)	—	—	(1.15)	24.15

2016	21.89	0.91	0.99	1.90	(0.95)	—	(0.07)	(1.02)	22.77

2015	23.79	0.92	(1.81)	(0.89)	(0.90)	(0.01)	(0.10)	(1.01)	21.89

2014	22.01	0.98	2.18	3.16	(0.98)	(0.40)	—	(1.38)	23.79

Class R6 (6/16)

2018	24.24	1.20	(2.63)	(1.43)	(1.13)	—	(0.12)	(1.25)	21.56

2017	22.83	1.22	1.58	2.80	(1.39)	—	—	(1.39)	24.24

2016(e)	23.49	0.48	(0.57)	(0.09)	(0.50)	—	(0.07)	(0.57)	22.83

Class I (9/11)

2018	24.14	1.18	(2.61)	(1.43)	(1.13)	—	(0.12)	(1.25)	21.46

2017	22.76	1.18	1.58	2.76	(1.38)	—	—	(1.38)	24.14

2016	21.88	1.14	0.98	2.12	(1.17)	—	(0.07)	(1.24)	22.76

2015	23.78	1.14	(1.79)	(0.65)	(1.14)	(0.01)	(0.10)	(1.25)	21.88

2014	22.01	1.27	2.12	3.39	(1.22)	(0.40)	—	(1.62)	23.78

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(6.38)%	$178,651	1.14%		4.85%		1.14%		4.85%		94%

12.07	225,282	1.15		4.64		1.15		4.64		84

9.60	234,495	1.18		4.72		1.16		4.74		89

(3.19)	161,064	1.18		4.68		1.16		4.69		82

15.40	115,322	1.25		4.77		1.17		4.85		86

(7.09)	186,043	1.89		4.10		1.89		4.11		94

11.25	241,844	1.90		3.94		1.90		3.94		84

8.74	182,744	1.93		3.97		1.91		3.99		89

(3.88)	129,301	1.92		3.99		1.91		4.01		82

14.54	65,928	2.00		4.07		1.92		4.14		86

(6.08)	27,654	0.81		5.18		0.81		5.19		94

12.47	29,332	0.81		5.10		0.81		5.10		84

(0.43)	7,237	0.84	*	4.08	*	0.82	*	4.11	*	89

(6.13)	1,312,280	0.89		5.10		0.89		5.11		94

12.35	1,607,267	0.90		4.96		0.90		4.96		84

9.82	846,584	0.93		4.98		0.91		5.00		89

(2.90)	555,149	0.93		4.97		0.91		4.98		82

15.69	345,747	0.99		5.29		0.92		5.37		86

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period June 30, 2016 (commencement of operations) through December 31, 2016.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

Real Estate Securities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended December 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

Class A (9/95)

2018	$20.23	$0.31	$(1.43)	$(1.12)	$(0.34)	$(0.74)	$(1.08)	$18.03

2017	21.75	0.32	0.85	1.17	(0.37)	(2.32)	(2.69)	20.23

2016	22.66	0.31	1.14	1.45	(0.31)	(2.05)	(2.36)	21.75

2015	23.79	0.32	0.38	0.70	(0.37)	(1.46)	(1.83)	22.66

2014	19.46	0.32	5.62	5.94	(0.33)	(1.28)	(1.61)	23.79

Class C (2/00)

2018	19.63	0.17	(1.39)	(1.22)	(0.18)	(0.74)	(0.92)	17.49

2017	21.18	0.15	0.82	0.97	(0.20)	(2.32)	(2.52)	19.63

2016	22.11	0.12	1.12	1.24	(0.12)	(2.05)	(2.17)	21.18

2015	23.24	0.15	0.36	0.51	(0.18)	(1.46)	(1.64)	22.11

2014	19.03	0.15	5.50	5.65	(0.16)	(1.28)	(1.44)	23.24

Class R3 (9/01)

2018	20.56	0.28	(1.46)	(1.18)	(0.30)	(0.74)	(1.04)	18.34

2017	22.08	0.27	0.85	1.12	(0.32)	(2.32)	(2.64)	20.56

2016	23.00	0.26	1.16	1.42	(0.29)	(2.05)	(2.34)	22.08

2015	24.13	0.25	0.40	0.65	(0.32)	(1.46)	(1.78)	23.00

2014	19.72	0.28	5.69	5.97	(0.28)	(1.28)	(1.56)	24.13

Class R6 (4/13)

2018	20.75	0.44	(1.51)	(1.07)	(0.40)	(0.74)	(1.14)	18.54

2017	22.23	0.46	0.82	1.28	(0.44)	(2.32)	(2.76)	20.75

2016	23.07	0.43	1.16	1.59	(0.38)	(2.05)	(2.43)	22.23

2015	24.17	0.43	0.37	0.80	(0.44)	(1.46)	(1.90)	23.07

2014	19.72	0.48	5.65	6.13	(0.40)	(1.28)	(1.68)	24.17

Class I (6/95)

2018	20.55	0.39	(1.47)	(1.08)	(0.39)	(0.74)	(1.13)	18.34

2017	22.07	0.40	0.84	1.24	(0.44)	(2.32)	(2.76)	20.55

2016	22.97	0.38	1.15	1.53	(0.38)	(2.05)	(2.43)	22.07

2015	24.10	0.38	0.39	0.77	(0.44)	(1.46)	(1.90)	22.97

2014	19.70	0.40	5.68	6.08	(0.40)	(1.28)	(1.68)	24.10

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

(5.78)%	$264,414	1.26	1.61	131%

5.34	459,034	1.29	1.47	131

6.58	679,318	1.30	1.32	139

3.22	690,025	1.30	1.37	104

30.94	751,098	1.30	1.44	89

(6.46)	43,152	2.02	0.89	131

4.59	66,953	2.04	0.71	131

5.76	89,123	2.05	0.55	139

2.45	93,499	2.05	0.65	104

29.99	91,172	2.05	0.69	89

(5.98)	22,073	1.52	1.42	131

5.08	36,829	1.54	1.23	131

6.31	53,413	1.55	1.11	139

2.95	57,416	1.55	1.06	104

30.66	68,569	1.55	1.22	89

(5.39)	346,185	0.88	2.21	131

5.78	277,978	0.87	2.04	131

7.05	307,921	0.87	1.83	139

3.60	254,414	0.87	1.80	104

31.51	250,116	0.89	2.12	89

(5.51)	2,302,536	1.02	1.96	131

5.61	2,945,935	1.04	1.78	131

6.79	3,497,055	1.05	1.61	139

3.48	3,666,093	1.05	1.58	104

31.28	4,085,270	1.05	1.75	89

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. and Nuveen Investment Trust V (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940, as amended. Nuveen Investment Funds, Inc. is comprised of Nuveen Global Infrastructure Fund (“Global Infrastructure”), Nuveen Real Asset Income Fund (“Real Asset Income”) and Nuveen Real Estate Securities Fund (“Real Estate Securities”), among others, and Nuveen Investment Trust V is comprised of Nuveen Global Real Estate Securities Fund (“Global Real Estate Securities”), among others, (each a “Fund” and collectively, the “Funds”), as diversified funds. Nuveen Investment Funds, Inc. was incorporated in the State of Maryland on August 20, 1987 and Nuveen Investment Trust V was organized as a Massachusetts business trust on September 27, 2006.

The end of the reporting period for the Funds is December 31, 2018, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2018 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

Global Infrastructure’s investment objective is to seek long-term growth of capital and income. Global Real Estate Securities’ investment objective is to seek long-term capital appreciation with a secondary objective to provide current income. Real Asset Income’s investment objective is to seek a high level of current income with a secondary objective to seek capital appreciation. Real Estate Securities’ investment objective is to provide above average current income and long-term capital appreciation.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the following Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Global Real Estate Securities	Real Asset Income
Outstanding when-issued/delayed delivery purchase commitments	$142,624	$21,596

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually for Global Infrastructure and quarterly for Global Real Estate Securities and Real Estate Securities. Real Asset Income’s dividends from net investment income are declared daily and distributed to shareholders monthly, and the Fund’s shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Funds’ portfolios. Distributions received from certain securities in which the Funds invest, most notably real estate investment trust (“REIT”) securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Funds’ ordinary income until such time the Fund is notified by the issuer of the actual tax character. Dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities for distributions during the current fiscal period.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of Global Infrastructure, Global Real Estate Securities and Real Estate Securities that are not directly attributable to a specific class of shares are prorated among the classes of each Fund based on the relative net assets of each class. Income and expenses of Real Asset Income that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets for Global Infrastructure, Global Real Estate Securities and Real Estate Securities and relative settled shares for Real Asset Income.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

Neither Trust pays compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Funds’ Board of Directors/Trustees (the “Board”) has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under each Trust’s organizational documents, its officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (continued)

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives, when applicable, with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Global Infrastructure	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$214,932,747	$194,695,260	**	$—	$409,628,007
Real Estate Investment Trust Common Stocks	11,259,355	5,125,731	**	—	16,385,086
Investment Companies	814,244	—		—	814,244
Short-Term Investments:
Repurchase Agreements	—	8,739,362		—	8,739,362
Total	$227,006,346	$208,560,353		$—	$435,566,699

Global Real Estate Securities	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Real Estate Investment Trust Common Stocks	$13,726,710	$4,825,603	**	$—	$18,552,313
Common Stocks	1,190,556	3,516,346	**	—	4,706,902
Short-Term Investments:
Repurchase Agreements	—	418,850		—	418,850
Total	$14,917,266	$8,760,799		$—	$23,678,065

Real Asset Income	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Real Estate Investment Trust Common Stocks	$265,551,110	$130,888,806	**	$—	$396,439,916
$1,000 Par (or similar) Institutional Preferred	—	322,476,715		—	322,476,715
Common Stocks	70,457,860	205,458,482	**	—	275,916,342
$25 par (or similar) Retail Preferred	260,894,689	13,221,879	**	—	274,116,568
Corporate Bonds	—	235,710,005		—	235,710,005
Variable Rate Senior Loan Interests	—	62,796,678		—	62,796,678
Convertible Preferred Securities	53,487,993	8,092,567	**	—	61,580,560
Convertible Bonds	—	14,022,642		—	14,022,642
Investment Companies	6,918,181	—		—	6,918,181
Sovereign Debt	—	406,023		—	406,023
Short-Term Investments:
Repurchase Agreements	—	37,838,545		—	37,838,545
Total	$657,309,833	$1,030,912,342			$1,688,222,175

Notes to Financial Statements (continued)

Real Estate Securities	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Real Estate Investment Trust Common Stocks	$2,919,060,321	$4,753,893	**	$—	$2,923,814,214
Short-Term Investments:
Money Market Funds	55,165,433	—		—	55,165,433
Total	$2,974,225,754	$4,753,893		$—	$2,978,979,647
*	Refer to the Fund’s Portfolio of Investments for industry, state and country classifications, where applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the end of the reporting period, the following Funds’ investments in non-U.S. securities were as follows:

Global Infrastructure	Value	% of Net Assets
Country:
Australia	$45,027,403	10.3%
France	39,159,938	8.9%
Spain	34,635,847	7.9%
Canada	33,906,266	7.7%
Italy	28,242,739	6.5%
Japan	12,937,250	3.0%
New Zealand	11,245,408	2.6%
Singapore	10,016,365	2.3%
Mexico	6,254,130	1.4%
Hong Kong	5,684,897	1.3%
Other	29,682,209	6.8%
Total non-U.S. securities	$256,792,452	58.7%

Global Real Estate Securities
Country:
Japan	$2,726,495	11.4%
Germany	1,791,850	7.5%
Hong Kong	1,480,640	6.2%
Canada	836,780	3.5%
United Kingdom	823,703	3.5%
Australia	675,854	2.8%
Singapore	560,439	2.3%
France	523,740	2.2%
Sweden	337,466	1.4%
Spain	288,372	1.2%
Other	1,091,953	4.7%
Total non-U.S. securities	$11,137,292	46.7%

Real Asset Income	Value	% of Net Assets
Country:
Canada	$218,340,866	12.8%
Singapore	87,354,490	5.1%
Australia	61,302,099	3.6%
Italy	48,117,454	2.8%
France	38,759,969	2.3%
Hong Kong	33,534,971	2.0%
Germany	31,958,813	1.9%
Spain	30,093,093	1.8%
New Zealand	29,548,271	1.7%
United Kingdom	24,774,818	1.4%
Other	114,065,412	6.7%
Total non-U.S. securities	$717,850,256	42.1%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets less liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Securities Lending

In order to generate additional income, Real Estate Securities may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also has the ability to recall the securities on loan at any time.

The Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.

Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under the Fund’s securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

The Fund’s custodian, U.S. Bank National Association, serves as its securities lending agent. Income earned from the securities lending program is paid to the Fund. Income from securities lending is recognized as “Securities lending income” on the Statement of Operations.

The Fund had no such securities out on loan as of the end of the reporting period.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Notes to Financial Statements (continued)

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Global Infrastructure	Fixed Income Clearing Corporation	$8,739,362	$(8,739,362)	$—
Global Real Estate Securities	Fixed Income Clearing Corporation	418,850	(418,850)	—
Real Asset Income	Fixed Income Clearing Corporation	37,838,545	(37,838,545)	—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, Real Asset Income invested in long and short positions in U.S. Treasury futures contracts to hedge against potential changes in interest rates.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Real Asset Income
Average notional amount of futures contracts outstanding*	$29,387,290
*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Real Asset Income	Interest rate	Futures contracts	$2,813,514	$(133,634)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

On December 12, 2018, Class T Shares were liquidated.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 12/31/18		Year Ended 12/31/17
Global Infrastructure	Shares	Amount	Shares	Amount
Shares sold:
Class A	914,122	$9,675,613	3,595,000	$38,217,726
Class C	437,191	4,565,763	664,302	7,050,982
Class R3	5,279	56,286	9,860	108,340
Class R6	734,678	7,924,547	1,623,109	18,478,636
Class I	10,499,676	110,691,696	32,082,878	338,557,067
Class T(1)	—	—	2,282	25,197
Shares issued to shareholders due to reinvestment of distributions:
Class A	390,426	3,846,492	438,813	4,859,812
Class C	129,745	1,269,665	125,183	1,371,545
Class R3	1,233	12,347	1,456	16,357
Class R6	72,844	715,551	50,077	553,639
Class I	1,641,064	16,075,108	1,622,904	17,927,915
Class T(1)	—	—	—	—
	14,826,258	154,833,068	40,215,864	427,167,216
Shares redeemed:
Class A	(3,449,622)	(35,564,244)	(3,235,955)	(34,311,779)
Class C	(650,997)	(6,747,995)	(471,470)	(5,087,735)
Class R3	(12,032)	(129,441)	(55,111)	(614,421)
Class R6	(1,385,111)	(14,148,033)	(668,553)	(7,680,340)
Class I	(18,899,242)	(196,631,176)	(22,835,259)	(253,838,367)
Class T(1)	(2,264)	(23,256)	(18)	(197)
	(24,399,268)	(253,244,145)	(27,266,366)	(301,532,839)
Net increase (decrease)	(9,573,010)	$(98,411,077)	12,949,498	$125,634,377

	For the Period 3/20/18 (commencement of operations) through 12/31/18
Global Real Estate Securities	Shares	Amount
Shares sold
Class A	1,250	$25,000
Class C	1,250	25,000
Class R6	1,246,250	24,925,000
Class I	1,395	28,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—
Class C	—	—
Class R6	—	—
Class I	4	73
	1,250,149	25,003,073
Shares redeemed:
Class A	—	—
Class C	—	—
Class R6	—	—
Class I	(49)	(1,009)
	(49)	(1,009)
Net increase (decrease)	1,250,100	25,002,064
(1)	Class T Shares were not available for public offering. Class T Shares commenced operations on May 31, 2017.

Notes to Financial Statements (continued)

	Year Ended 12/31/18		Year Ended 12/31/17
Real Asset Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,308,123	$53,398,939	4,677,501	$111,327,706
Class A – automatic conversion of Class C Shares	33	756	—	—
Class C	1,286,094	29,754,671	3,451,220	82,256,778
Class R6	455,552	10,521,822	932,501	22,734,475
Class I	21,070,549	485,985,243	37,739,689	897,105,617
Class T(1)	—	—	1,048	25,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	458,084	10,492,392	473,514	11,334,244
Class C	397,715	9,115,780	412,875	9,903,488
Class R6	71,249	1,636,924	35,003	845,591
Class I	3,220,695	73,780,361	2,898,758	69,584,900
Class T(1)	—	—	—	—
	29,268,094	674,686,888	50,622,109	1,205,117,799
Shares redeemed:
Class A	(3,772,845)	(86,148,974)	(6,122,375)	(143,220,328)
Class C	(3,032,882)	(69,466,348)	(1,874,744)	(44,760,396)
Class C – automatic conversion of Class A Shares	(33)	(756)	—	—
Class R6	(454,318)	(10,291,330)	(74,235)	(1,790,849)
Class I	(29,707,203)	(678,721,285)	(11,255,741)	(268,865,417)
Class T(1)	(1,048)	(23,020)	—	—
	(36,968,329)	(844,651,713)	(19,327,095)	(458,636,990)
Net increase (decrease)	(7,700,235)	$(169,964,825)	31,295,014	$746,480,809

	Year Ended 12/31/18		Year Ended 12/31/17
Real Estate Securities	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,023,254	$77,536,586	5,063,726	$111,156,037
Class A – automatic conversion of Class C Shares	7,246	146,917	—	—
Class C	170,862	3,199,768	296,401	6,228,404
Class R3	256,017	4,986,275	345,421	7,659,454
Class R6	8,589,549	171,099,358	6,715,414	151,304,995
Class I	31,487,671	612,845,258	32,715,930	725,533,824
Class T(1)	—	—	1,131	25,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	888,013	17,118,013	2,688,307	55,710,371
Class C	104,841	1,961,282	324,131	6,492,768
Class R3	69,356	1,360,314	204,617	4,304,565
Class R6	956,296	18,917,387	1,450,973	30,795,964
Class I	5,855,866	114,643,541	13,410,267	282,454,545
Class T(1)	—	—	—	—
	52,408,971	1,023,814,699	63,216,318	1,381,665,927
Shares redeemed:
Class A	(12,950,508)	(253,478,814)	(16,283,116)	(357,528,372)
Class C	(1,210,755)	(22,666,215)	(1,418,459)	(30,111,161)
Class C – automatic conversion of Class A Shares	(7,467)	(146,917)	—	—
Class R3	(913,251)	(17,938,934)	(1,177,970)	(26,240,078)
Class R6	(4,271,476)	(84,946,053)	(8,621,916)	(192,533,611)
Class I	(55,091,024)	(1,075,744,697)	(61,224,634)	(1,361,678,183)
Class T(1)	(1,131)	(22,445)	—	—
	(74,445,612)	(1,454,944,075)	(88,726,095)	(1,968,091,405)
Net increase (decrease)	(22,036,641)	$(431,129,376)	(25,509,777)	$(586,425,478)
(1)	Class T Shares were not available for public offering. Class T Shares commenced operations on May 31, 2017.

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding investments purchased with collateral from securities lending and derivative transactions, where applicable) during the current fiscal period were as follows:

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
Purchases	$917,381,037	$64,137,521	$1,831,038,968	$4,471,632,578
Sales and maturities	1,030,536,614	40,129,487	2,014,076,455	4,982,501,964

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of December 31, 2018.

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
Tax cost of investments	$407,440,946	$24,674,136	$1,817,589,086	$2,671,012,096
Gross unrealized:
Appreciation	$55,391,743	$491,972	$30,749,416	$477,373,261
Depreciation	(27,265,990)	(1,488,043)	(160,116,327)	(169,405,710)
Net unrealized appreciation (depreciation) of investments	$28,125,753	$(996,071)	$(129,366,911)	$307,967,551

Permanent differences, primarily due to federal taxes paid, securities litigation settlements, foreign currency transactions, distribution reallocations, nondeductible stock issuance costs, bond premium amortization adjustments, investments in passive foreign investment companies, investments in partnerships, deemed dividend due to corporate actions, Sec. 305(c) adjustments, and complex securities character adjustments, resulted in reclassifications among the Funds’ components of net assets as of December 31, 2018, the Funds’ tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2018, the Funds’ tax year end, were as follows:

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
Undistributed net ordinary income[1]	$—	$131,835	$—	$—
Undistributed net long-term capital gains	—	2,986	—	5,560,228
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended December 31, 2018 and December 31, 2017 was designated for purposes of the dividends paid deduction as follows:

2018	Global Infrastructure	Global Real Estate Securities[3]	Real Asset Income	Real Estate Securities
Distributions from net ordinary income[1]	$17,050,993	$890,956	$94,308,866	$75,657,914
Distributions from net long-term capital gains[2]	10,688,243	38,628	—	115,410,084
Return of capital	1,126,278	—	10,461,305	—

Notes to Financial Statements (continued)

2017	Global Infrastructure	Real Asset Income	Real Estate Securities
Distributions from net ordinary income[1]	$30,170,112	$98,846,087	$192,423,771
Distributions from net long-term capital gains	6,372,115	—	284,997,052
Return of capital	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[2]

The Funds designate as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2018.

[3]	For the period March 20, 2018 (commencement of operations) through December 31, 2018.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:

	Global Infrastructure	Global Real Estate Securities
Post-October capital losses[4]	$2,712,646	$296,358
Late-year ordinary losses[5]	—	—
[4]	Capital losses incurred from November 1, 2018 through December 31, 2018, the Funds’ tax year end.
[5]	Specified losses incurred from November 1, 2018 through December 31, 2018.

As of December 31, 2018, the Funds’ tax year end, the following Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Real Asset Income
Not subject to expiration:
Short-term	$34,013,874
Long-term	10,681,224
Total	$44,695,098

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedules:

Average Daily Net Assets	Global Infrastructure and Global Real Estate Securities	Real Estate Securities
For the first $125 million	0.7500%	0.7000%
For the next $125 million	0.7375	0.6875
For the next $250 million	0.7250	0.6750
For the next $500 million	0.7125	0.6625
For the next $1 billion	0.7000	0.6500
For the next $3 billion	0.6750	0.6250
For the next $2.5 billion	0.6500	0.6000
For the next $2.5 billion	0.6375	0.5875
For net assets over $10 billion	0.6250	0.5750

Average Daily Net Assets	Real Asset Income
For the first $125 million	0.6000%
For the next $125 million	0.5875
For the next $250 million	0.5750
For the next $500 million	0.5625
For the next $1 billion	0.5500
For the next $3 billion	0.5250
For the next $5 billion	0.5000
For net assets over $10 billion	0.4875

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and (except for Global Real Estate Securities and Real Asset Income) making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of December 31, 2018, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Global Infrastructure	0.1730%
Global Real Estate Securities	0.1602
Real Asset Income	0.1602
Real Estate Securities	0.1913

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that the total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitations that expire may be terminated or modified prior to that date only with the approval of the Board.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date
Global Infrastructure	1.00%	July 31, 2020
Global Real Estate Securities	1.09	July 31, 2021
Real Asset Income	0.95	July 31, 2020

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
Sales charges collected (Unaudited)	$158,993	$—	$708,616	$66,599
Paid to financial intermediaries (Unaudited)	139,272	—	633,511	58,477

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Notes to Financial Statements (continued)

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
Commission advances (Unaudited)	$38,578	$—	$362,083	$26,011

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on C Shares during the first year following a purchase were retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
12b-1 fees retained (Unaudited)	$46,593	$200	$488,187	$29,059

The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
CDSC retained (Unaudited)	$4,626	$—	$43,609	$3,085

As of the end of the reporting period, TIAA owned shares of the following Fund:

Global Real Estate Securities
Class A Shares	1,250
Class C Shares	1,250
Class R6 Shares	1,246,250
Class I Shares	1,250

8. Borrowing Arrangements

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in July 2019 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

9. New Accounting Pronouncements

Disclosure Update and Simplification

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.

The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532.

For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as “Dividends” on the Statement of Changes in Net Assets.

As of December 31, 2017, the Funds’ Statement of Changes in Net Assets reflected the following balances.

	Global Infrastructure	Real Asset Income	Real Estate Securities
Distributions to Shareholders
From net investment income:
Class A Shares	(1,786,862)	(11,889,954)	(8,821,795)
Class C Shares	(381,137)	(10,520,728)	(687,996)
Class R3 Shares	(5,403)	—	(604,809)
Class R6 Shares	(465,059)	(866,572)	(5,200,299)
Class I Shares	(10,725,425)	(75,567,965)	(62,520,427)
Class T Shares	(530)	(868)	(302)
From accumulated net realized gains:
Class A Shares	(3,143,477)	—	(48,611,490)
Class C Shares	(1,055,878)	—	(7,546,887)
Class R3 Shares	(12,352)	—	(3,883,041)
Class R6 Shares	(689,041)	—	(28,246,190)
Class I Shares	(17,143,256)	—	(311,294,960)
Class T Shares	(932)	—	(2,627)
Decrease in net assets from distributions to shareholders	$(35,409,352)	$(98,846,087)	$(477,420,823)
UNII at the end of period	$(1,559,143)	$(17,776,791)	$(9,279,223)

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Funds’ financial statements.

Additional Fund Information

(Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Custodians

State Street Bank & Trust
Company

One Lincoln Street

Boston, MA 02111

U.S. Bank National Association*

1555 North RiverCenter Drive Suite 302

Milwaukee, WI 53202

		Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 219140 Kansas City, MO 64121-9140 (800) 257-8787

* For Nuveen Real Estate Securities Fund only.

Foreign Taxes: Global Infrastructure paid qualifying foreign taxes of $1,306,599 and earned $13,744,427 of foreign source income during the fiscal year ended December 31, 2018. Pursuant to Section 853 of the Internal Revenue Code, Global Infrastructure hereby designates $0.03 per share as foreign taxes paid and $0.30 per share as income earned from foreign sources for the fiscal year ended December 31, 2018. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations, their percentages of qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code, and their percentages of qualified business income (“QBI”) for individuals under Section 199A of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend and business income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	Global Infrastructure	Global Real Estate Securities	Real Asset Income	Real Estate Securities
% DRD	24.5%	0.0%	16.0%	1.9%
% QDI	84.7%	8.7%	32.9%	1.9%
% QBI	1.1%	24.6%	22.3%	87.5%

Quarterly Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

Glossary of Terms Used in this Report

(Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Basis Point: One one-hundredth of one percentage point, or 0.01%. For example, 25 basis points equals 0.25%.

Beta: A measure of the volatility of a portfolio relative to the overall market. A beta less than 1.0 indicates lower risk than the market; a beta greater than 1.0 indicates higher risk than the market.

Bloomberg Barclays U.S. Corporate High Yield Bond Index: An index that covers the universe of fixed-rate, non-investment-grade corporate debt of issuers in non-emerging market countries. Eurobonds and debt issues from countries designated as emerging markets are excluded. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

FTSE EPRA/NAREIT (Financial Times Stock Exchange – European Public Real Estate Association/National Association of Real Estate Investments Trust) Developed Index TR (Total Return) (old benchmark): An index designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (ETFs). The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

FTSE EPRA/NAREIT (Financial Times Stock Exchange – European Public Real Estate Association/National Association of Real Estate Investments Trust) Developed Index NR (Net Return) (new benchmark): An index designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (ETFs). The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Global Flexible Portfolio Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Flexible Portfolio Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Global Infrastructure Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Infrastructure Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Global Real Estate Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Real Estate Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Real Estate Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Real Estate Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Glossary of Terms Used in this Report (Unaudited) (continued)

Morgan Stanley Capital International (MSCI) All Country World Index (ACWI): A free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Morgan Stanley Capital International (MSCI) World Index: A free-float adjusted market capitalization-weighted index that is designed to measure equity market performance of developed markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: An unmanaged index considered representative of stocks of developing countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI U.S. REIT Index: An unmanaged index that tracks the performance of real estate investment trusts (REITs). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Real Asset Income Blend (old benchmark): A five index blend comprised of weightings approximating the Fund’s proposed portfolio. The Fund’s proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Benchmark returns do not include the effects of any sales charges or management fees.

Weighting Percentage	Index	Definition
28%	S&P Global Infrastructure Index TR (Total Return)	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
21%	Financial Times Stock Exchange - European Public Real Estate Association/National Association of Real Estate Investments Trust (FTSE EPRA/NAREIT) Developed Index TR (Total Return)	An index designed to track the performance of listed real estate companies and REITs worldwide.
18%	Wells Fargo Hybrid & Preferred Securities REIT Index TR	An Index designed to track the performance of preferred securities issued in the U.S. market by real estate investment trusts (REITs). The index is composed exclusively of preferred shares and depositary shares.
18%	Bloomberg Barclays U.S. Corporate High Yield Bond Index TR	An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.
15%	Bloomberg Barclays Global Capital Securities Index TR	An index that tracks fixed-rate, investment grade capital securities denominated in USD, EUR and GBP.

Real Asset Income Blend (new benchmark): A five index blend comprised of weightings approximating the Fund’s proposed portfolio. The Fund’s proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Benchmark returns do not include the effects of any sales charges or management fees.

Weighting Percentage	Index	Definition
28%	S&P Global Infrastructure Index NR (Net Return)	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
21%	Financial Times Stock Exchange - European Public Real Estate Association/National Association of Real Estate Investments Trust (FTSE EPRA/NAREIT) Developed Index NR (Net Return)	An index designed to track the performance of listed real estate companies and REITs worldwide.

Weighting Percentage	Index	Definition
18%	Wells Fargo Hybrid & Preferred Securities REIT Index TR	An Index designed to track the performance of preferred securities issued in the U.S. market by real estate investment trusts (REITs). The index is composed exclusively of preferred shares and depositary shares.
18%	Bloomberg Barclays U.S. Corporate High Yield Bond Index TR	An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.
15%	Bloomberg Barclays Global Capital Securities Index TR	An index that tracks fixed-rate, investment grade capital securities denominated in USD, EUR and GBP.

Russell 1000® Growth Index: A market-capitalization weighted index of those firms in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Russell 1000® Value Index: A market-capitalization weighted index of those firms in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500®: An unmanaged Index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect of any applicable sales charges or management fees.

S&P Global Infrastructure Index TR (Total Return) (old benchmark): An index that provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: utilities, transportation, and energy. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Global Infrastructure Index NR (Net Return) (new benchmark): An index that provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: utilities, transportation, and energy. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees or Directors (as applicable) of each Fund (the “Board,” and each Trustee or Director, a “Board Member”), including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), is responsible for determining whether to initially approve or, after an initial term, to renew, that Fund’s advisory agreements. A discussion of the Board’s approval of the renewal of the advisory arrangements for the Nuveen Global Infrastructure Fund (the “Global Infrastructure Fund”), the Nuveen Real Asset Income Fund (the “Real Asset Income Fund”) and the Nuveen Real Estate Securities Fund (the “Real Estate Securities Fund”) is set forth in Part I below. The advisory arrangements for the Nuveen Global Real Estate Securities Fund (the “Global Real Estate Securities Fund”) have not yet been up for renewal. A discussion of the Board’s initial approval of the advisory arrangements for the Global Real Estate Securities Fund is set forth in Part II below.

I.

Nuveen Global Infrastructure Fund

Nuveen Real Asset Income Fund

Nuveen Real Estate Securities Fund

At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board approved, for the Global Infrastructure Fund, the Real Asset Income Fund and the Real Estate Securities Fund (for purposes of this Part I, each, a “Fund”), the renewal of the management agreement (for purposes of this Part I, the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (for purposes of this Part I, the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. For purposes of this Part I, the Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of the Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; and legal support.

In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:

•

Fund Rationalizations – continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;

•

Product Innovations – developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;

•

Risk Management Enhancements – continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;

•

Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership; and

•

Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process.

In addition to the services provided by the Adviser, the Board also noted the business related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and the investment and compliance oversight over the Sub-Adviser provided by the Adviser. The Board recognized that the Sub-Adviser generally provided the portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Funds over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of each Fund. In this regard, the Board reviewed fund performance over the quarter, one-, three- and five-year periods ending December 31, 2017 as well as performance data for the first quarter of 2018 ending March 31, 2018. For open-end Nuveen funds with multiple classes, the performance data was based on Class A shares and the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

among the classes would be principally attributed to the variations in the expense structures of the classes. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.

The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance.

In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can significantly impact long-term performance figures. The Board further recognized that a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

For the Global Infrastructure Fund, the Board noted that although the Fund’s performance was below its benchmark in the one-year period, the Fund outperformed its benchmark in the three- and five-year periods and ranked in the first quartile of its Performance Peer Group in the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For the Real Asset Income Fund, the Board noted that although the Fund’s performance was below its benchmark in the one- and three-year periods, the Fund outperformed its benchmark in the five-year period and ranked in the third quartile of its Performance Peer Group in the one-year period and second quartile in the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For the Real Estate Securities Fund, the Board noted that although the Fund’s performance was below its benchmark in the three- and five-year periods, the Fund outperformed its benchmark in the one-year period and ranked in the second quartile of its Performance Peer Group in the one- and three-year periods and first quartile in the five-year period. The Board was satisfied with the Fund’s overall performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Fund, before and after any undertaking by Nuveen to limit the Fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, each Fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds (including the Real Asset Income Fund) identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Independent Board Members noted that the management fees and/or expense caps of various open-end funds had been reduced in 2016 and the fund-level breakpoint schedules also had been revised in 2017 for certain open-end funds resulting in the addition of more breakpoints in the management fee schedules of such funds. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $16.7 million in fees for shareholders in 2017.

The Board considered the sub-advisory fees paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients.

The Independent Board Members noted that (a) the Global Infrastructure Fund had a net management fee and a net expense ratio below its peer averages; (b) the Real Estate Securities Fund had a net management fee slightly higher than its peer average, but a net expense ratio in line with its peer average; and (c) the Real Asset Income Fund had a net management fee higher than its peer average, but a net expense ratio slightly higher than its peer average. With respect to the Real Asset Income Fund, the Independent Board Members noted that such Fund’s net expense ratio was slightly higher than the peer average due to, among other things, the smaller size of such Fund compared to peers in the Peer Group.

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, investment companies outside the Nuveen family, foreign investment companies offered by Nuveen, and collective investment trusts. The Board further noted that the Adviser also advised certain ETFs sponsored by Nuveen.

The Board recognized that each Fund had an affiliated sub-adviser and reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Adviser and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. With respect to ETFs, the Board considered the differences in the passive management of Nuveen’s Nushares ETFs compared to the active management of other Nuveen funds which also contributed to differing management fee levels compared to the other Nuveen funds. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.

In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2017 and the pre- and post-tax revenue margin from 2017 and 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members considered the extent to which economies of scale may be achieved as a Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. The Board also recognized that the fund-level breakpoint schedule for certain Nuveen funds had been revised in 2016.

Aside from the breakpoint schedules, the Independent Board Members also reviewed the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the temporary expense caps applicable to the Global Infrastructure Fund and the Real Asset Income Fund), which may also serve as a means to share economies of scale. Based on the information provided, the Independent Board Members noted that the combination of fund-level breakpoints, complex-level breakpoints and fund-specific fee waivers reflected a total of $118.6 million in fee reductions in 2017. In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as principal underwriter to the open-end funds from 12b-1 distribution and shareholder servicing fees (except for Nuveen’s Nushares ETFs which currently do not incur 12b-1 fees).

In addition to the above, the Independent Board Members considered whether the Sub-Adviser uses commissions paid by the Funds on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board, however, noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds or is acquired through the commissions paid on portfolio transactions of other funds or clients.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

II.

Nuveen Global Real Estate Securities Fund

The Board Members are responsible for approving advisory arrangements and, at a meeting held on February 27-March 1, 2018 (for purposes of this Part II, the “Meeting”), were asked to approve the advisory arrangements for the Global Real Estate Securities Fund (for purposes of this Part II, the “Fund”). At the Meeting, the Board Members, including the Independent Board Members, considered and approved the investment management agreement (for purposes of this Part II, the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”), and the investment sub-advisory agreement (for purposes of this Part II, the “Sub-Advisory Agreement”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). For purposes of this Part II, the Adviser and the Sub-Adviser are each hereafter a “Fund Adviser.” For purposes of this Part II, the Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement” and collectively, the “Advisory Agreements.”

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of the services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance-related information (as described below);

•	the profitability of Nuveen and its affiliates for their advisory activities;

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting and/or prior meetings, the Adviser made presentations to and responded to questions from the Board. During the Meeting and/or prior meetings, the Independent Board Members also met privately with their legal counsel to, among other things, review the Board’s duties under the Investment Company Act of 1940 (the “1940 Act”), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including, among other things: (a) the nature, extent and quality of the services expected to be provided by the Fund Advisers; (b) investment performance, as described below; (c) the advisory fees and costs of the services expected to be provided to the Fund and the profitability of the Fund Advisers; (d) the extent of any anticipated economies of scale; (e) any benefits expected to be derived by the Fund Advisers from their relationships with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements.

A. Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services and administrative services. Given that the Adviser and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations, personnel and

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

services. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year with the respective Fund Adviser in evaluating the Advisory Agreements.

At the Meeting and/or at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds (as applicable) and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, at the Meeting and/or at prior meetings, the Independent Board Members have evaluated the background and experience of the relevant investment personnel.

With respect to services, the Board noted that the Fund would be a registered investment company that would operate in a regulated industry. In considering the services that were expected to be provided by the Fund Advisers, the Board recognized the myriad of services that the Adviser and its affiliates provide to manage and operate the Nuveen funds, including: (a) product management (such as managing distributions, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining and enhancing shareholder communications, and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies, and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.

The Independent Board Members noted that the Adviser would oversee the Sub-Adviser, which was generally expected to provide portfolio advisory services to the Fund. In addition, the Board Members recognized the Sub-Adviser’s relevant experience and expertise.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

B. Investment Performance

The Fund was new and, therefore, did not have its own performance history. The Independent Board Members, however, were familiar with the performance records of other Nuveen funds advised by the Adviser and sub-advised by the Sub-Adviser. In this regard, the Independent Board Members were provided with performance-related data relating to the Nuveen Real Estate Securities Fund, including one-year, three-year, five-year and ten-year returns as of December 31, 2017, and calendar year returns for the years 2008 through 2017.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure, the rationale for its proposed fee levels, and its expected expense ratio in absolute terms as well as compared with the fees and expense ratios of comparable funds. Accordingly, the Independent Board Members reviewed, among other things, the proposed maximum gross management fee and estimated gross and net total expense ratios for the Fund, as well as comparative fee and expense data pertaining to the Fund’s peers in the Lipper category in which the Fund is expected to be classified. Further, the Independent Board Members considered the Fund’s proposed sub-advisory fee rate.

In addition, the Independent Board Members considered the Fund’s proposed fund-level and complex-wide breakpoint schedules (described in further detail below), and any applicable fee waivers and expense reimbursements expected to be provided.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2. Comparisons with the Fees of Other Clients

At the Meeting and/or at prior meetings, the Board considered information regarding the fees that the Fund Advisers assess to the Nuveen funds compared to those of other clients, as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts. The Board has further noted that the Adviser also advises certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

In reviewing the fee rates assessed to other clients, the Board has previously reviewed, among other things, the range of fees assessed for managed accounts and the foreign investment companies offered by Nuveen. With respect to foreign funds, the Board has noted that unlike the management fees for the Nuveen funds, the management fees for the foreign funds may include distribution fees paid to intermediaries. The Board has also previously reviewed the average fee rate for certain strategies offered by the Sub-Adviser. Further, the Board has recognized the inherent differences between the Nuveen funds and the other types of clients and has considered information regarding these various differences which have included, among other things, the services required, product distribution, average account sizes, types of investors targeted, legal structure and operations and applicable laws and regulations. The Independent Board Members have recognized that the foregoing variations result in different economics among the product structures and culminate in varying management fees among the types of clients and the Nuveen funds. In general, the Board has noted that higher fee levels have reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing.

The Board has also recognized the breadth of services the Adviser provides to support the Nuveen funds and has noted that many of the administrative services that the Adviser was expected to provide to support the Fund may not be required to the same extent or at all for the institutional clients or other clients. The Board has further recognized that the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.

The Independent Board Members noted that the sub-advisory fee to be paid by the Adviser to the Sub-Adviser would generally be for portfolio management services.

Given the inherent differences in the various products, particularly the extensive services expected to be provided to the Fund, the Independent Board Members concluded that such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, at the Meeting and/or at prior meetings, the Independent Board Members have considered Nuveen’s level of profitability for its advisory services to the Nuveen funds. In considering profitability, the Independent Board Members have considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members have evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members have recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members have further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, have helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.

In their review, at the Meeting and/or at prior meetings, the Independent Board Members have evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen. In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members have also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, have noted that the usefulness of the comparative data may be limited as the other firms may have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board has noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board has reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves.

In addition to the Adviser’s profitability, the Independent Board Members have also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members have previously reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities. The Independent Board Members have also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts expected to be paid to a Fund Adviser for its services to the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates are expected to receive that would be directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.

Based on a consideration of the information provided, the Board has noted that Nuveen’s and the Sub-Adviser’s levels of profitability were acceptable and not unreasonable in light of the services provided.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized that, in general, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds. In this regard, the Independent Board Members considered whether the Fund could be expected to benefit from any economies of scale. Although the Independent Board Members have recognized that economies of scale are difficult to measure with precision, they have noted that there are several ways a Fund Adviser may share the benefits of economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements, and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds.

With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and a complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund level fee component declines as the assets of a particular fund grow and the complex-level fee component declines when eligible assets of all the Nuveen funds (except for Nuveen ETFs, which are subject to a unitary fee) in the Nuveen complex combined grow. Accordingly, the Independent Board Members reviewed and considered the proposed management fee for the Fund, taking into account the fund-level breakpoints and the complex-wide fee arrangement. Additionally, the Independent Board Members considered the Fund’s proposed temporary expense cap.

In addition, the Independent Board Members have recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on their review, the Independent Board Members concluded that the proposed fee structure was acceptable and reflected economies of scale to be shared with the Fund’s shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members considered information received at the Meeting and/or at prior meetings regarding other benefits that a Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. In this regard, the Independent Board Members considered, among other things, any distribution fees and shareholder services fees expected to be received and retained by the Fund’s principal underwriter, an affiliate of the Adviser (including fees to be received pursuant to any Rule 12b-1 plan).

In addition to the above, the Independent Board Members considered that the Fund’s portfolio transactions would be allocated by the Sub-Adviser and have noted at the Meeting and/or at prior meetings that the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board has noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized that the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that any research may benefit the Fund to the extent it enhances the ability of the Sub-Adviser to manage the Fund.

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and the Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

Directors/Trustees and Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Directors/Trustees of the Funds. The number of Directors/Trustees of the Funds is currently set at ten. None of the Directors/Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Directors/Trustees”) has ever been a Director/Trustees or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Directors/Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Directors/Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee

Independent Directors/Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Director/Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	168
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Director/Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The
			Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	168
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Director/Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	168

Directors/Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Director/Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Chairman (since 2019), and Director (since 2012), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions and Chief Executive Officer of Zenith Electronics Corporation (1991-1996).	168
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Director/Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; serves on The President’s Council, Fordham University (since 2010); and previously was a Director of The Curran Center for Catholic American Studies (2009-2018); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	168
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Director/Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	168
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Director/Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	168
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Director/Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	168

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Director/Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	166

Interested Director/Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Director/Trustee	2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since 2017) of Nuveen, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	168

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	83
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since March 2018).	168
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Certified Public Accountant.	168
Diana R. Gonzalez 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).	168
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	168

Directors/Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	168
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	168
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.	168
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC.	168
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	168
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	168

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	168

(1)

Directors/Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director/trustee was first elected or appointed to any fund in the Nuveen Fund Complex.

(2)

On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

(3)	“Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	MAN-FREGIF-1218D 741797-INV-Y-02/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that Pricewaterhouse Coopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that Pricewaterhouse Coopers LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended December 31, 2018	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Global Infrastructure Fund	46,663	0	21,943	0
Nuveen Real Estate Securities Fund	58,452	0	5,683	0
Nuveen Real Asset Income Fund	52,903	0	3,283	0

Total	$158,018	$0	$30,909	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Global Infrastructure Fund	0%	0%	0%	0%
Nuveen Real Estate Securities Fund	0%	0%	0%	0%
Nuveen Real Asset Income Fund	0%	0%	0%	0%

Fiscal Year Ended December 31, 2017	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Global Infrastructure Fund	45,460	0	17,298	0
Nuveen Real Estate Securities Fund	62,728	0	4,768	0
Nuveen Real Asset Income Fund	49,177	0	4,312	0

Total	$157,365	$0	$26,378	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Global Infrastructure Fund	0%	0%	0%	0%
Nuveen Real Estate Securities Fund	0%	0%	0%	0%
Nuveen Real Asset Income Fund	0%	0%	0%	0%

Fiscal Year Ended December 31, 2018	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended December 31, 2017	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended December 31, 2018	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Global Infrastructure Fund	21,943	0	0	21,943
Nuveen Real Estate Securities Fund	5,683	0	0	5,683
Nuveen Real Asset Income Fund	3,283	0	0	3,283

Total	$30,909	$0	$0	$30,909

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended December 31, 2017	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Global Infrastructure Fund	17,298	0	0	17,298
Nuveen Real Estate Securities Fund	4,768	0	0	4,768
Nuveen Real Asset Income Fund	4,312	0	0	4,312

Total	$26,378	$0	$0	$26,378

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

Date: March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: March 8, 2019

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 8, 2019